UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
________________________

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Arcosa, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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ARCOSA

2025

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS & PROXY STATEMENT

QUARRY TRUCK
CAT

BUILDING A STRONGER, MORE SUSTAINABLE FUTURE.

Arcosa, Inc. Chairman Letter

Dear Fellow Shareholders:
We are pleased to invite you to our Annual Meeting of Shareholders on Wednesday, May 14, 2025 at 8:30 a.m., Central Daylight Time. The Annual Meeting of Shareholders will be held virtually through a live, audio-only webcast. Shareholders will be able to participate, listen, vote, and submit questions from any remote location with internet connectivity. A notice of the meeting and a proxy statement containing information about the matters to be acted upon are attached to this letter.
Your vote is important to us. Whether or not you plan to attend virtually, we encourage you to vote in advance of the Annual Meeting of Shareholders by telephone, by internet, or by signing, dating, and returning your proxy card (or voting instruction form, if you hold shares through a broker or other nominee) by mail. You may also vote virtually during the Annual Meeting of Shareholders by following the instructions included in Arcosa, Inc.’s 2025 Proxy Statement.
Thank you for being a shareholder and for your continued support and interest in Arcosa, Inc.
Best regards,
/s/ Rhys J. Best
Rhys J. Best
Chairman of the Board

Rhys J. Best

i

Arcosa, Inc. Notice of Annual Meeting of Shareholders

MEETING DATE Wednesday, May 14, 2025

MEETING TIME 8:30 a.m., CDT

MEETING PLACE Live webcast at www. virtualshareholdermeeting.com/ACA2025

VOTING Shareholders as of the record date are entitled to vote.

YOUR VOTE IS IMPORTANT
We urge you to cast your vote promptly, even if you plan to participate in the virtual Annual Meeting of Shareholders. You may vote in advance via the internet, by telephone or, if you have received or requested a printed version of these proxy materials, by mail.

To Our Shareholders:
Please join us for the 2025 Annual Meeting of Shareholders of Arcosa, Inc. ("Arcosa" or the "Company"). The meeting will be held on Wednesday, May 14, 2025, at 8:30 a.m., Central Daylight Time, via live webcast at www.virtualshareholdermeeting.com/ACA2025.
At the meeting, the shareholders will act on the following matters:
i)Election of the nine (9) Directors named in this Proxy Statement and nominated by the Board of Directors, each to serve for a one-year term ending at the 2026 Annual Meeting of Shareholders;
ii)Advisory vote on named executive officer compensation;
iii)Advisory vote to approve the frequency of the advisory vote on named executive officer compensation;
iv)Ratification of the appointment of Ernst & Young LLP ("Ernst & Young") as Arcosa’s independent registered public accounting firm for the year ending December 31, 2025; and
v)Any other matters that may properly come before the meeting, or any adjournments or postponements thereof.
All shareholders of record at the close of business on March 21, 2025 are entitled to vote during the virtual meeting, or at any postponement or adjournment of the meeting. A list of the shareholders will be available during the ten (10) day period ending on the day prior to the shareholder meeting at Arcosa’s offices in Dallas, Texas, and will also be made available to shareholders in secure electronic format during the virtual shareholder meeting.
By Order of the Board of Directors,
Mark J. Elmore
Vice President & Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 14, 2025:
This Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2024 (the "2024 Annual Report") are available at www.proxyvote.com. Proxy materials or a Notice of Internet Availability of Proxy Materials (the "Notice") are being first released or mailed to shareholders on or about April 1, 2025.

ii

Arcosa, Inc. Table of Contents

1	Proxy Statement Summary

8	Director Nominees 8 - Director Nominee Highlights 9 - Director Skills Matrix

10	Proposal 1 - Election of Nominated Directors 11 - Director Nominee Biographies 20 - Director Nomination Process

21
Corporate Governance
21 - Independence of Directors
22 - Board Leadership Structure
22 - Board Succession
23 - Board Meetings and Committees
27 - Processes and Procedures Related to Compensation
27 - Compensation Committee Interlocks and Insider Participation
28 - Board's Role in Risk Oversight
28 - Risk Assessment of Compensation Policies and Practices
29 - Communications with Directors
29 - Employee, Officer, and Director Pledging and Hedging Policy
29 - Insider Trading Policy

30	Transactions with Related Persons 30 - Review, Approval, and Ratification of Transactions with Related Persons

31	Proposal 2 - Advisory Vote to Approve Named Executive Officer Compensation

32
Executive Compensation
32 - Compensation Discussion and Analysis
50 - Human Resources Committee Report
51 - Compensation of Executives
51 - Summary Compensation Table
52 - Grants of Plan-Based Awards
53 - Option Grant Practices
53 - Discussion Regarding Summary Compensation Table and Grants of Plan-Based Awards

53 - Outstanding Equity Awards at Year-End
55 - Stock Vested in 2024
56 - Nonqualified Deferred Compensation
56 - Deferred Compensation Discussion
56 - Potential Payments Upon Termination or Change in Control

59	CEO Pay Ratio

60	Pay Versus Performance

64	Director Compensation

66	Proposal 3 - Advisory Vote to Approve the Frequency of the Advisory Vote on Named Executive Officer Compensation

67	Proposal 4 - Ratification of the Appointment of Ernst & Young LLP 68 - Report of the Audit Committee 69 - Fees of Independent Registered Public Accounting Firm for Fiscal Years 2024 and 2023

70	Security Ownership of Certain Beneficial Owners and Management

72	Additional Information 72 - Shareholder Proposals for the 2026 Proxy Statement 72 - Director Nominations or Other Business for Presentation at the 2026 Annual Meeting 72 - Annual Report on Form 10-K

73	Questions and Answers About the Meeting

77	Other Business

A-1	ANNEX A - Reconciliation of Non-GAAP Financial Measures

iii

Arcosa, Inc. Proxy Statement Summary

MEETING DATE Wednesday, May 14, 2025

MEETING TIME 8:30 a.m., CDT

MEETING PLACE Live webcast at www. virtualshareholdermeeting.com/ACA2025

RECORD DATE March 21, 2025

VOTING Shareholders as of the record date are entitled to vote.
Agenda and Voting Recommendations
This Proxy Statement is being provided to the shareholders of Arcosa in connection with the solicitation of proxies by the Board of Directors of Arcosa (the "Board") to be voted at the 2025 Annual Meeting of Shareholders (the "Annual Meeting") to be held virtually at www.virtualshareholdermeeting.com/ACA2025 on Wednesday, May 14, 2025, at 8:30 a.m., Central Daylight Time, or at any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Arcosa’s mailing address is 500 N. Akard St., Suite 400, Dallas, Texas 75201.

Proposal	Description	Board Recommendation	Page
1	Election of nine (9) Directors to serve on the Board	FOR	10
2	Advisory vote to approve named executive officer compensation	FOR	31
3	Advisory vote to approve the frequency of the advisory vote on named executive officer compensation	FOR "1 Year"	66
4	Ratification of Ernst & Young as Arcosa’s independent registered public accounting firm for the year ending December 31, 2025	FOR	67
How to Vote

ONLINE Go to www.proxyvote.com You will need the 16-digit control number provided in your proxy materials.	TOLL-FREE NUMBER Use the toll-free number on the Notice or Proxy Card.

MAIL Mark, sign, date, and promptly mail the enclosed Proxy Card in the postage-paid envelope.	SMART PHONE Scan the QR code on your Notice or Proxy Card to vote.

1

Proxy Summary	Table of Contents
This summary provides an overview and highlights of the information contained in this Proxy Statement. It does not contain all information you should consider, and you should read the entire Proxy Statement carefully before voting.
Commitment to Build a Better World

Vision	Values		Promise

Unified in our commitment to build a better world.	We advance principles of sustainability and a safety-focused culture.
At Arcosa:
•We activate the potential of our people.
•We care for our customers.
•We optimize operations.
•We integrate sustainability into our daily practices as well as our long-term strategy.
•We promote a results-driven culture that is aligned with long-term value creation.

	We are committed •Innovative •Focused •Results-Oriented	We act with integrity •Principled •Honest •Fair

	We make things happen •Agile •Driven •Passionate	We win together •Collaborative •Dedicated •United

Financial Highlights
We achieved healthy financial performance in line with the targets set by the Board and the Human Resources Committee (the "HR Committee") for 2024. Our financial highlights for 2024 include:

$2,570M Total Revenue	$447M* Total Adjusted EBITDA

20.1%* Return on Capital	17.4%* Adjusted EBITDA Margin

* See Annex A for a reconciliation of Non-GAAP measures to the most comparable GAAP measures.

2

Table of Contents	Proxy Summary
Strategic Transformation
In 2024, we completed the acquistion of the construction materials business of the Stavola companies ("Stavola"), our largest to date, expanding our presence into the New York/New Jersey metropolitan statistical area. We additionally completed attractive bolt-on acquisitions in our other growth businesses and focused on key organic growth projects, increasing our production capabilities and geographic footprint. We also simplified our portfolio with the divestiture of the Steel Components business.
With these strategic transactions in 2024, we made significant progress advancing our long-term vision.
% Adjusted EBITDA, excluding corporate costs
20231
$401M

Acquisitions

Engineered Structures
Construction Products

Divestitures

STEEL COMPONENTS

20242
$573M

■ Construction Products	■ Engineered Structures	■ Transportation Products
(1) Excludes land sale gain in Construction Products.
(2) Pro Forma as of December 31, 2024 for the acquisitions of Stavola and Ameron Pole Products, LLC ("Ameron") and the divestiture of the Steel Components business as if the transactions had occurred on January 1, 2024.

* See Annex A for a reconciliation of Non-GAAP measures to the most comparable GAAP measures.

3

Proxy Summary	Table of Contents
Focus on Sustainability
We continued to integrate sustainability initiatives into our businesses in our united efforts to build a better world through our strategic planning, sustainability-focused initiatives, and innovative improvement projects. We are proud of achieving the following milestones in our continuous efforts to integrate sustainability into our daily practices and long-term strategies.
MAJOR SUSTAINABILITY MILESTONES

Published our fourth annual Sustainability Report with continued disclosure of select social and environmental metrics, including continued progress towards our 5-year emissions goal of a 10% reduction in Scope 1 and Scope 2 GHG emissions intensity by the end of 2026.
	Invested in the communities where we operate through educational support projects and funding, school supply drives, and food pantry donations.	Focused on high impact, business-smart emissions reductions projects, including generator-to-line power conversions, energy-efficient equipment replacements, and lighting and fixture upgrades.

Earned a third consecutive silver medal for our year-over-year improvement on sustainability efforts from third party sustainability assessor, EcoVadis.
Launched our second Arcosa Leadership, Exploration, and Development (LEAD) cohort, driven by the success of our first cohort. The goal of the program is to develop high-potential internal talent for broader leadership roles.

Conducted a comprehensive Sustainability Materiality Assessment refresh by polling internal and external stakeholders to ensure that our sustainability strategy is aligned and focused in the short- and long-term.

Focus on Safety
We are committed to safety across our operations. We continued to enhance our safety culture through our company-wide safety culture initiative, ARC 100. We additionally launched "Arcosa ALIVE," a new safety initiative to prioritize efforts to reduce serious injury and fatality exposure. Our continued efforts have driven safety improvements, positively impacting our employees on a day-to-day basis.

â	TRIR	We have seen a 26% year-over-year decline in total recordable incident rate ("TRIR"), and a 21% year-over-year decline in days away, restricted, or transferred rate ("DART").

â	DART

4

Table of Contents	Proxy Summary
Shareholder Engagement
We maintain an ongoing proactive outreach effort with our shareholders. Throughout the year, members of our Investor Relations team and senior management, including our Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO"), and other named executive officers ("NEO" or "NEOs"), engage with our shareholders to seek their input, to remain well-informed regarding their perspectives, and to help increase their understanding of our business. In particular, we leverage the discussions to cover topics of interest to our shareholders, including our performance, strategy, risk management, corporate governance, and related sustainability initiatives, and executive compensation. The feedback received from our shareholder outreach efforts is communicated to and considered by the Board, and our engagement activities have produced valuable feedback that helps inform our decisions and our strategy, when appropriate.

Shareholder Outreach Program with 75% of Top 25 Holders of Arcosa Stock
Shareholder feedback provided to our Board	CEO, CFO, Investor Relations, and Board solicited feedback from shareholders	Active calendar of in-person and virtual events throughout the year
â
Engaged Rivel Research Group
Conducted a Sustainability Materiality Assessment refresh	Re-prioritized sustainability focus based on insight from shareholders and other stakeholders

5

Proxy Summary	Table of Contents
Governance Highlights
We are committed to strong corporate governance practices, which we believe recognize shareholder interests and support the success of our enterprise. Our corporate governance practices are highlighted below:

8 of 9

Independent Board Chairman	8 of 9 current Board members are independent

New York Stock Exchange compliant clawback policy in place	Limits on other public company board service

Regularly scheduled executive sessions of independent Board members	Extensive shareholder engagement program

Majority voting policy for uncontested director elections	Culture that focuses on sustainability

Annual Board and committee self-performance evaluations	Shareholders' ability to nominate directors through proxy access

Enterprise Risk Management program with full Board and committee oversight	Robust director and senior officer stock ownership requirements

100%

All Board committees are 100% independent	Policies prohibiting short sales, hedging, margin accounts, and pledging of Arcosa stock

>50%

More than 50% of Board members identify as either ethnic or gender diverse	Annual election of all Directors

6

Table of Contents	Proxy Summary
Compensation Highlights
Our shareholders continue to show strong support for our pay-for-performance philosophy (receiving 99% of votes cast in favor of our compensation program during the 2024 Annual Meeting). We believe weighting a significant portion of our NEOs' compensation with performance-based compensation and value creation in the form of stock appreciation aligns with our shareholders' expectations. With these expectations in mind, the HR Committee designed a compensation package for the CEO that was 84% at risk and for the other NEOs 67% at risk.
The HR Committee modified the prior year's compensation program to reflect the priorities of the business and its shareholders. Under the Company's annual incentive program (the "AIP") for 2024 (the "2024 AIP"), we modified the Corporate Plan to mirror the three Group President Plans to further focus management on margin expansion across the enterprise. We continued to align management's interest with those of our shareholders by linking the payout of the performance-based portion of our long-term compensation program to our financial performance and our Total Shareholder Return ("TSR") performance relative to the S&P SmallCap 600 Index ("rTSR").
CEO

OTHER NEOS

■ PBRSU	■ TBRSU	■ AIP	■ Base
* Charts above reflect an approximation of the 2024 annual target total compensation mix.
We encourage you to read the more fulsome description of our compensation program in the "Executive Compensation - Compensation Discussion and Analysis" section beginning on page 32.

7

Director Nominees
The charts and graphs below contain information regarding our director nominees for election at the 2025 Annual Meeting.
Director Nominee Highlights

Director	Age	Tenure on Board*	Independence	Committees
Joseph Alvarado	72	7		Human Resources - Chair
Rhys J. Best	78	20
Antonio Carrillo	58	11
Jeffrey A. Craig	64	7		Audit - Chair
Steven J. Demetriou	66	2		Governance & Sustainability
John W. Lindsay	64	7		Audit Human Resources
Kimberly S. Lubel	60	4		Governance & Sustainability Human Resources
Julie A. Piggott	64	4		Audit Governance & Sustainability
Melanie M. Trent	60	7		Governance & Sustainability - Chair
* Includes years of service combined on both boards of Arcosa and Trinity Industries, Inc., the former parent company of Arcosa ("Former Parent" or "Trinity").
BOARD TENURE
Average: 7.6 Years

0-5 yrs.	6-9 yrs.	10+ yrs.
BOARD REFRESHMENT OVER 5-YEAR PERIOD

New Directors	Directors Retired

8

Table of Contents	Director Nominees
Director Skills Matrix
The following matrices highlight the mix of skills, attributes, and industry experience of the nine nominees that supported the recommendation by the Governance and Sustainability Committee ("G&S Committee") and the Board’s nomination for election.

	Alvarado	Best	Carrillo	Craig	Demetriou	Lindsay	Lubel	Piggott	Trent

Cyclical Industry
Multi-industry - Manufacturing, Energy, Construction, Minerals, Mining
Industrial Equipment Manufacturing
Technical Expertise Applicable to Arcosa Products
C-level Corporate Executive Position; Strategic Leadership
International/Cross-Border
Broad Manager in Scale Organization
IT Knowledge
Sustainability Knowledge
Finance, Banks, Public Securities
Human Resources/Cultural
Legal/Risk; Management/Compliance
Mergers & Acquisitions
Public Company/Corporate Governance
SOX/Financial Expert
Independent

Industry and Sector Experience

Manufacturing	Engineering & Technology Solutions	Oil & Gas
Transportation	Industrial Products	Construction
Chemicals	Retail	Distribution
Steel & Other Metals Manufacturing	Banking	Energy

9

Proposal One	Table of Contents

Proposal One Election of Nominated Directors

9 Current Members	The Board currently consists of nine members. On the recommendation of the G&S Committee, the Board has nominated the nine incumbent candidates to be re-elected at the Annual Meeting. If elected, each of the directors will serve for a one-year term expiring at the 2026 Annual Meeting of Shareholders, or when their successors are duly elected and qualified or earlier upon death, resignation, retirement, disqualification, or removal.

9 Candidates for re-election
All of the nominees are incumbent directors, and, pursuant to Arcosa's Amended and Restated Bylaws, an incumbent director nominee who is not elected is required to tender his or her resignation for consideration by the G&S Committee and the Board (with the affected director recusing himself or herself from the deliberations). The Board will be free to accept or reject the resignation and will make its decision known publicly within 90 days of certification of the vote results. If a director’s resignation is accepted by the Board, then the Board may fill the resulting vacancy.

Each nominee has agreed to be named in this Proxy Statement and to serve if elected. We have no reason to believe that any of the nominees would be unable to serve if elected, but, if any nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board, in which case your shares will be voted for such other nominee.

The Board believes that each of the director nominees possesses the qualifications described in the "Director Nomination Process" section.

The "Director Nominees" section contains biographical information about each of the director nominees, including a description of the experience, qualifications, attributes, and skills that led the Board to conclude that the individual should be nominated for election as a director of Arcosa.

1-year Term expiring in 2026

"FOR" The Board recommends that you vote FOR each of the Nominees for Director.

10

Director Nominee Biographies

Joseph Alvarado
Mr. Alvarado's significant management experience provides the Board with additional perspective on Arcosa's operations, including its construction products and steel fabrication businesses.
Mr. Alvarado received a B. A. in Economics from the University of Notre Dame and an M.B.A. in Finance from Cornell University Johnson Graduate School of Management.
Professional Experience:
•Commercial Metals Company, global manufacturer, recycler, and marketer of steel and other metals
–Chief Executive Officer (2011-2017)
–President and Chief Operating Officer (2011)
–Executive Vice President and Chief Operating Officer (2010-2011)
•U.S. Steel Tubular Products of U.S. Steel Corp., President (2007-2009)
•Lone Star Technologies, Inc., President and Chief Operating Officer (2004 to 2007)
•Ispat North America Inc. (now Arcelor Mittal), Vice President (1998-2004)
•Birmingham Steel Company, Executive Vice President (1997-1998)
•Inland Bar Company
–President (1995-1997)
–Vice President and General Manager, Sales and Marketing (1988-1995)
Current Public Company Boards:
•PNC Financial Services Group, Inc. (2019-present)
•Kennametal, Inc. (2018-present)
•Trinseo plc (2017-present)
Prior Public Company Boards:
•Commercial Metals Company, Chair (2013-2018)
•Spectra Energy Corp (2011-2017)
Private Boards & Other Affiliations:
•Board member of various industry trade associations and community organizations

Age: 72 Director Since: 2018 INDEPENDENT Board Committees: •Human Resources (Chair)

11

Rhys J. Best
Mr. Best has extensive experience in managing and leading significant industrial enterprises. His executive experience and service on the boards of other significant companies provides the Board with additional perspective on Arcosa’s operations, including its construction products and engineered structures businesses, as well as its international operations and any future international opportunities.
Mr. Best received a B.B.A. in Accounting from the University of North Texas and an M.B.A. in Banking and Finance from Southern Methodist University-Cox School of Business.
Professional Experience:
•Lone Star Technologies, Inc., producer of casing, tubing, line pipe and couplings for oil and gas, industrial, automotive, and power generation industries
–Chief Executive Officer (2004-2007)
–President, and Chief Executive Officer (1999-2004)
Current Public Company Boards:
•Texas Pacific Land Corporation (2022-present), Non-Executive Chair (2023-present)
Prior Public Company Boards:
•MRC Global, Inc. (2008-2022), Non-Executive Chair (2016-2022)
•Commercial Metals Company (2010-2022)
•Cabot Oil & Gas Corporation (2008-2021), Lead Director (2020-2021)
•Trinity Industries, Inc. (2005-2018), Lead Director (2009-2011)
•Crosstex Energy, L.P. (2004-2014), Non-Executive Chair (2009-2014)
•Lone Star Technologies, Inc., Chair (1997-2007)
Private Boards & Other Affiliations:
•Austin Industries, Inc. (2007-2018), Non-Executive Chair (2013-2018)
•National Association of Corporate Directors, 2014 Director of the Year
•Advisory Board of SMU's Maguire Energy Institute

Age: 78 Director Since: 2018 Non-Executive Chair INDEPENDENT Board Committees: None

12

Antonio Carrillo
Mr. Carrillo brings significant knowledge and understanding of Arcosa’s products, services, operations, and business environment. In addition, he has broad experience in managing and leading a significant industrial enterprise in Mexico, where Arcosa has a number of operations.
Mr. Carrillo received a B.S. in Mechanical and Electrical Engineering from the Universidad Anáhuac in Mexico and an M.B.A. in Finance from the Wharton School of the University of Pennsylvania.
Professional Experience:
•Arcosa, Inc., President and Chief Executive Officer (2018-present)
•Trinity Industries, Inc.
–Senior Vice President and Group President of Construction, Energy, Marine, and Components (2018)
–Senior Vice President and Group President of Energy Equipment Group and responsible for Mexico operations (1996-2012)
•Orbia Advance Corporation (formerly Mexichem S.A.B. de C.V.), a specialty chemicals and construction materials company
–Chief Executive Officer (2012-2018)
Current Public Company Boards:
•NRG Energy, Inc. (2019-present)
Prior Public Company Boards:
•Dr. Pepper Snapple Group, Inc. (2015-2018)
•Trinity Industries, Inc. (2014-2018)
Private Boards & Other Affiliations:
•United Way of Metropolitan Dallas, Board of Directors, Chair
•Dallas Citizens Council, Board of Directors
•Wharton School of the University of Pennsylvania, Chairman of Executive Board for Latin America

Age: 58 Director Since: 2018 Board Committees: None

13

Jeffrey A. Craig
Mr. Craig's significant management experience provides the Board with additional perspective on Arcosa’s operations, including its transportation products businesses.
Mr. Craig received a B.S. in Accounting from Michigan State University and an M.B.A. from Duke University-The Fuqua School of Business.
Professional Experience:
•Meritor, Inc., a global supplier for commercial vehicle manufacturers
–Chief Executive Officer and President (2015-2021)
–President and Chief Operating Officer (2014-2015)
–Senior Vice President and President of Commercial Truck & Industrial (2013-2014)
–Senior Vice President and Chief Financial Officer (2009-2013)
•General Motors Acceptance Corp.
–President and CEO of Commercial Finance (2001-2006)
–President and CEO of Business Credit Division (1999-2001)
Current Public Company Boards:
•Hyliion Holdings Corp., Non-Executive Chair (2022-present)
•Baxter International Inc. (2024-present), Audit Committee Chair
Prior Public Company Boards:
•Meritor, Inc. (2015-2021), Executive Chair (2021)
Private Boards & Other Affiliations:
•Dean’s Advisory Board at Michigan State University’s Broad College of Business

Age: 64 Director Since: 2018 INDEPENDENT Financial Expert Board Committees: •Audit (Chair)

14

Steven J. Demetriou
Mr. Demetriou's international business experience and over 35 years in senior management roles, combined with his extensive background, provide the Board with an additional perspective on Arcosa’s operations, including its engineered structures businesses, and driving sustainability initiatives.
Mr. Demetriou received a B.S. in Chemical Engineering from Tufts University.
Professional Experience:
•Amentum Holdings, Inc., a global leader in advanced engineering and innovative technology solutions
–Executive Chair (2024-present)
•Jacobs Solutions, Inc.
–Executive Chair (2023-2024)
–Chief Executive Officer (2015-2023)
•Aleris Corporation, Chief Executive Officer (2004-2015)
•Noveon, Inc., Chief Executive Officer (2001-2004)
•IMC Global Inc., Executive Vice President (1999-2001)
•Cytec Industries, Inc. (1997-1999)
•Exxon Mobil Corporation (1981-1997)
Current Public Company Boards:
•Amentum Holdings, Inc., Executive Chair (2024-present)
•FirstEnergy Corporation (2017-present)
Prior Public Company Boards:
•Jacobs Solutions, Inc., Executive Chair (2016-2024)
•C5 Acquisition Corporation (SPAC), Non-Executive Chair (2021-2023)
•Kraton Performance Polymers (2009-2017)
•Foster-Wheeler, Non-Executive Chair (2011-2014)
•OM Group (2005-2015)
•Aleris Corporation, Executive Chair (2004-2015)
Private Boards & Other Affiliations:
•Cuyahoga Community College Foundation, Board Member

Age: 66 Director Since: 2023 INDEPENDENT Board Committees: •Governance & Sustainability

Additional Information:
The G&S Committee considered Mr. Demetriou’s current commitment as Executive Chair of Amentum Holdings, Inc. ("Amentum") when examining his ability to dedicate sufficient time to fulfill his duties as a member of the Board, with the following relevant to the decision to nominate him for election:
–Mr. Demetriou has transitioned from his prior role at Jacobs Solutions, Inc. ("Jacobs") into his current role at Amentum with the spin-off and merger of Jacobs' Critical Mission Solutions and Cyber and Intelligence business with Amentum. Notwithstanding this transition, Mr. Demetriou remained engaged as a valuable member of the Board throughout 2024. We do not expect his commitment to Amentum to be any more demanding going forward than his prior commitment to Jacobs.
–Mr. Demetriou has assured the Board that he is fully committed to continuing to dedicate the appropriate amount of time to fulfill his duties on the Board and the G&S Committee. The Board believes it is in the best interest of the shareholders that Mr. Demetriou continue to serve as a director and a member of the G&S Committee.

15

John W. Lindsay
Mr. Lindsay's significant management experience provides the Board with additional perspective on Arcosa's operations, including its engineered structures businesses.
Mr. Lindsay received a B.S. in Petroleum Engineering from the University of Tulsa.
Professional Experience:
•Helmerich & Payne, Inc., a provider of drilling services and technologies (1987-present)
–President and Chief Executive Officer (2014-present)
–President and Chief Operating Officer (2012-2014)
–Executive Vice President and Chief Operating Officer (2010-2012)
–Executive Vice President, U.S. and International Operations (2006-2010)
–Vice President, U.S. Land Operations, Helmerich & Payne International Drilling Co. (1997-2006)
Current Public Company Boards:
•Helmerich & Payne, Inc. (2012-present)
Private Boards & Other Affiliations:
•Advisory Board of University of Tulsa Petroleum Engineering
•Girl Scouts of Eastern Oklahoma, Board Member
•Tulsa Regional Chamber, Board Member
•The Nature Conservancy Oklahoma Chapter, Board Member

Age: 64 Director Since: 2018 INDEPENDENT Financial Expert Board Committees: •Audit •Human Resources

16

Kimberly S. Lubel
Ms. Lubel’s strong legal background, strategic leadership skills, and experience as a public company CEO and independent board member provide the Board with additional perspective on Arcosa’s operations.
Ms. Lubel received a B.A. in Spanish and International Studies from Miami University (Ohio), an M.A. in International Relations from Baylor University, and a Juris Doctorate from the University of Texas School of Law. She is also a graduate of the Executive Program at Stanford University.
Professional Experience:
•CST Brands, Inc., a publicly traded fuel and convenience retailer
–President and Chief Executive Officer (2013-2017)
•Valero Energy Corporation
–Executive Vice President and General Counsel (2006-2013)
–Vice President of Legal Services (2003-2006)
Current Public Company Boards:
•Westlake Corporation (formerly Westlake Chemical) (2020-present)
•PBF Energy Inc. (2017-present)
Prior Public Company Boards:
•WPX Energy, Inc. (2013-2020)
•CST Brands, Inc., Chair (2013-2017)
•CrossAmerica GP, LLC (2014-2017)
Private Boards & Other Affiliations:
•Southwest Research Institute, Vice Chair
•Inspire Trust Company, Director
•The ExCo Group, Executive Coach & Mentor

Age: 60 Director Since: 2021 INDEPENDENT Board Committees: •Governance & Sustainability •Human Resources

17

Julie A. Piggott
Ms. Piggott’s strategic leadership skills, financial expertise, and background in the supply chain industry provide the Board with invaluable knowledge regarding the financial and other aspects of business operations, including Arcosa's transportation products businesses.
Ms. Piggott received a B.S. in Accounting from Minnesota State University Moorhead, an M.B.A. from Southern Methodist University-Cox School of Business, and is a graduate of the Advanced Management Program at Harvard Business School. She has an inactive CPA license from the state of Minnesota.
Professional Experience:
•BNSF Railway Company, leading freight transportation company in North America
–Executive Vice President and Chief Financial Officer (2014-2021)
–Vice President, Planning & Studies and Controller (2009-2014)
–Vice President, Finance and Treasurer (2008-2009)
–Vice President, Finance (2006-2008)
•Prior to her career at BNSF, Ms. Piggott’s experience includes finance, accounting and tax roles at a private investment management company and Ernst & Young LLP (formerly Ernst & Whinney)
Current Public Company Boards:
•Olin Corporation (2023-present)
Private Boards & Other Affiliations:
•Lena Pope, a non-profit charity, Board Member
•Advisory Board of College of Business, Analytics & Communications at Minnesota State University Moorhead

Age: 64 Director Since: 2021 INDEPENDENT Financial Expert Board Committees: •Audit •Governance & Sustainability

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Melanie M. Trent
Ms. Trent’s strong legal and executive management experience, diverse background, and knowledge of the oil and gas industry provide the Board with additional perspective on Arcosa’s operations.
Ms. Trent received a B.A. in Italian from Middlebury College and a Juris Doctorate from Georgetown University.
Professional Experience:
•Rowan Companies plc (now Valaris plc), a global offshore contract drilling company
–Executive Vice President, General Counsel, and Chief Administrative Officer (2014-2017)
–Senior Vice President, Chief Administrative Officer, and Corporate Secretary (2011-2014)
–Vice President and Corporate Secretary (2010-2011)
–Compliance Officer and Corporate Secretary (2005-2010)
•Reliant Energy Incorporated, VP, Investor Relations (1998-2003)
Current Public Company Boards:
•Diamondback Energy, Inc., Lead Independent Director (2018-present)
•Hyliion Holdings Corp. (2023-present)
Prior Public Company Boards:
•Noble Corporation (2021-2022)
•Frank’s International N.V. (now Expro Holding N.V.) (2019-2021)
Private Boards & Other Affiliations:
•Houston Endowment Inc., Chair

Age: 60 Director Since: 2018 INDEPENDENT Board Committees: •Governance & Sustainability (Chair)

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Director Nomination Process

G&S Committee is responsible for recommending qualified candidates to the Board for nomination.

Identifies potential nominees by:
•Engaging qualified firms that specialize in identifying director candidates
•Considering candidates recommended by current directors, executive officers, and shareholders
Makes an initial determination regarding the need for additional Board members: •To fill vacancies, or •To expand the size of the Board
Considers the following factors as it deems appropriate:
•The current composition of the Board
•Evaluations of other prospective nominees
•The need for any required expertise on the Board or one of its committees

If additional consideration is warranted, the G&S Committee will conduct interviews to fully evaluate each director candidate.

Qualifications To Be Considered by G&S Committee in alignment with our Corporate Governance Principles:

•Depth of experience at the policy-making level in business, government, or education •Availability and willingness to devote time to Board duties	•Ability to make a meaningful contribution to the Board's oversight of the business and affairs of Arcosa •Willingness to exercise independent judgment •Ability to make analytical and probing inquiries
•Impeccable reputation for honest and ethical conduct in both professional and personal activities
•Financial independence to ensure that he or she will not be financially dependent on director compensation

The G&S Committee considers potential candidates in light of the skills, experience, and attributes possessed by current directors and as identified by the Board. The G&S Committee also considers a number of factors regarding personal and professional backgrounds (both domestic and international), national origins, specialized skills and acumen, and breadth of experience in industry, manufacturing, financial transactions, and business combinations.
The G&S Committee will also consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the G&S Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the G&S Committee, a shareholder must submit the recommendation in writing and must include the following information:
•the name of the shareholder, evidence of the person’s ownership of Arcosa stock (including the number of shares owned and the length of time of ownership), and a description of all arrangements or understandings regarding the submittal between the shareholder and the recommended candidate; and
•the name, age, business address, and residence address of the candidate, the candidate’s resumé or a listing of his or her qualifications to be a director of Arcosa, and the person’s consent to be a director if selected by the G&S Committee, nominated by the Board, and elected by the shareholders.
The shareholder recommendation and information described above must be sent to the Corporate Secretary at 500 N. Akard St., Suite 400, Dallas, Texas 75201, and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the date that Arcosa's Proxy Statement was released in connection with the previous year’s Annual Meeting of Shareholders in order to be included in Arcosa's Proxy Statement and form of proxy relating to the next Annual Meeting of Shareholders pursuant to Securities and Exchange Commission ("SEC") Rule 14a-8. The G&S Committee’s evaluation process will not vary based on whether or not a candidate is recommended by a shareholder.

20

Corporate Governance
Our business affairs are managed under the direction of the Board in accordance with the General Corporation Law of the State of Delaware, our Restated Certificate of Incorporation, and our Amended and Restated Bylaws. The role of the Board is to oversee our management for the benefit of the shareholders. This responsibility includes (i) monitoring senior management’s conduct of our business operations and affairs; (ii) reviewing and approving our financial objectives, strategies, and plans; (iii) risk management oversight; (iv) evaluating the performance of the CEO and other executive officers; and (v) overseeing our policies and procedures regarding corporate governance, legal compliance, ethical conduct, and maintenance of financial and accounting controls.
The Board has adopted Corporate Governance Principles, which are reviewed annually by the G&S Committee. We have a Code of Conduct, which is applicable to all of our employees, including the CEO, the CFO, and principal accounting officer and controller, as well as members of the Board. We intend to post any amendments to or waivers from our Code of Conduct on our website at ir.arcosa.com to the extent applicable to an executive officer, principal accounting officer and controller, or a director of Arcosa. The Corporate Governance Principles and the Code of Conduct are available on our website at ir.arcosa.com under the heading "Corporate Governance — Additional Governance Documents."
Independence of Directors
The Board makes all determinations with respect to director independence in accordance with the New York Stock Exchange ("NYSE") listing standards and the rules and regulations promulgated by the SEC. In addition, the Board established certain guidelines to assist it in making any such determinations regarding director independence (the "Independence Guidelines"), which are available on our website at ir.arcosa.com under the heading "Corporate Governance — Additional Governance Documents — Arcosa Categorical Standards of Director Independence." The Independence Guidelines set forth commercial and charitable relationships which may not rise to the level of material relationships that would impair a director’s independence as set forth in the NYSE listing standards and SEC rules and regulations. The determination of whether such relationships as described in the Independence Guidelines actually impair a director’s independence is made by the Board on a case-by-case basis.
The Board undertook its annual review of director independence and considered transactions and relationships between each director, or any member of his or her immediate family, and Arcosa and its subsidiaries and affiliates. In making its determination, the Board applied the NYSE listing standards and SEC rules and regulations, together with the Independence Guidelines.
As a result of its review, the Board affirmatively determined that the following directors are independent of Arcosa and its management under the standards set forth in the NYSE listing standards and the SEC rules and regulations: Joseph Alvarado, Rhys J. Best, Jeffrey A. Craig, Steven J. Demetriou, John W. Lindsay, Kimberly S. Lubel, Julie A. Piggott, and Melanie M. Trent. The Board determined that Antonio Carrillo is not independent because of his employment by Arcosa.
Our Audit Committee, G&S Committee, and HR Committee are each comprised entirely of independent directors, providing a structure for strong independent oversight of our management.

21

Corporate Governance	Table of Contents
Board Leadership Structure

Chairman of the Board

•Presides over all meetings of the Board, non-management executive sessions, and shareholder meetings. •Reviews and approves meeting agendas, meeting schedules, and other information, as appropriate.	•Acts as a liaison between the outside directors and management. •Consults on shareholder engagement and governance matters.	•Has the right to call special board or shareholder meetings. •Performs such other duties as the Board requires from time to time.
Mr. Best is our independent, non-executive Chairman of the Board. Having a separate non-executive Chairman allows our CEO to focus on operating and managing Arcosa and leverages our Chairman’s experience in guidance and oversight. While the Board believes that this structure is currently in the best interests of Arcosa and its shareholders, the Board does not have a policy with respect to separating the Chairman of the Board and the CEO roles and could adjust the structure in the future as it deems appropriate.
Board Succession
The G&S Committee and the full Board routinely discuss board succession. Board composition is one of the most critical areas of focus for the Board. Having the right mix of directors who bring diverse perspectives, business and professional experiences, and skills provides a foundation for robust dialogue, informed advice, and collaboration. The Board considers current Board skills, composition, tenure, and anticipated retirement dates to identify gaps that may need to be filled through Board succession planning and the Board refreshment process. The Board strives to ensure an environment that encourages diverse critical thinking and values innovative, strategic discussions to achieve a higher level of success for Arcosa.
Ronald J. Gafford retired from the Board on May 8, 2024, after 25 years of service. After his retirement, the Board reduced the size of the Board to consist of nine members. Membership of the committees remained the same.

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Table of Contents	Corporate Governance
Board Meetings and Committees
The Board holds regular and special meetings and spends such time on our affairs as their duties require. The Board also meets regularly in non-management executive sessions. Arcosa held five board meetings and a total of 14 committee meetings in 2024, and all directors attended at least 75% of the meetings of the Board and the committees on which they served. Each director also attended the 2024 Annual Meeting of Shareholders, which is required pursuant to Arcosa's Corporate Governance Principles.
The standing committees of the Board are the Audit Committee, G&S Committee, and HR Committee. Each of the committees is governed by a charter, current copies of which are available on our website at ir.arcosa.com under the heading "Corporate Governance — Board Committees & Charters." Mr. Carrillo, the CEO and President of Arcosa, and Mr. Best, our non-executive Chairman of the Board, do not serve on any Board committees. Director membership of the committees and the number of committee meetings held in 2024 are identified below.

Director	Audit Committee	Governance and Sustainability Committee	Human Resources Committee

Joseph Alvarado			▲
Rhys J. Best
Antonio Carrillo
Jeffrey A. Craig	▲
Steven J. Demetriou		●
Ronald J. Gafford*		●	●
John W. Lindsay	●		●
Kimberly S. Lubel		●	●
Julie A. Piggott	●	●
Melanie M. Trent		▲
2024 Committee Meetings	6	3	5
● Member    ▲ Chair
* Mr. Gafford retired from the Board on May 8, 2024.

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Corporate Governance	Table of Contents

Audit Committee
Roles and Responsibilities:
The purpose of the Audit Committee is to oversee, on behalf of the Board:
•the integrity of Arcosa’s financial statements and related disclosures;
•Arcosa’s compliance with legal and regulatory requirements;
•the qualifications, independence, and performance of Arcosa’s independent auditing firm;
•the performance of Arcosa’s internal audit function;
•Arcosa’s internal accounting and disclosure control systems; and
•Arcosa’s procedures for monitoring compliance with its Code of Conduct.
In addition, among other responsibilities, the Audit Committee will periodically:
•review the Company’s major risks or exposures, including information security and cybersecurity risks, to assess the steps taken by management to monitor and control such risks and exposures and to review the Company’s policies and procedures relating to risk assessment, management, and reporting;
•review with management, Arcosa's internal audit officer, and the independent auditors, Arcosa’s financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the independent auditors upon the financial condition of Arcosa, and its accounting controls and procedures;
•review with management its processes and policies related to risk assessment, management, and mitigation, compliance with corporate policies, compliance programs, internal controls, and summaries of management’s travel and entertainment reports;
•pre-approve all auditing and all allowable non-audit services provided to Arcosa by the independent auditors;
•select and retain the independent auditors for Arcosa and approves audit fees;
•meet with management to review certain enumerated risks for its oversight as may be assigned by the Board as part of Arcosa's annual enterprise risk management process or otherwise; and
•perform such other matters as the Audit Committee or the Board deems appropriate.

Meetings in 2024: 6

Committee Members: Jeffrey A. Craig (Chair) John W. Lindsay Julie A. Piggott

Independent Each Committee Member is "independent" as defined by the SEC rules and NYSE listing standards.

Financial Expert Each Committee Member is qualified as an audit committee financial expert within the meaning of SEC regulations.

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Table of Contents	Corporate Governance

Governance and Sustainability Committee
Roles and Responsibilities:
The purpose of the G&S Committee is to:
•identify and recommend to the Board individuals qualified to be nominated for election to the Board;
•review and recommend to the Board the members and chairperson for each Board committee;
•periodically review and assess the Corporate Governance Principles and Code of Conduct and make recommendations for changes thereto to the Board;
•periodically review Arcosa's orientation program for new directors and Arcosa's practices for continuing education of existing directors;
•annually review director compensation and benefits;
•oversee the annual self-evaluation of the performance of the Board and its committees; and
•review and assess Arcosa's activities and practices regarding sustainability matters that are significant to Arcosa.
In conjunction with the above duties, the G&S Committee will periodically:
•review the criteria for persons to be nominated for election to the Board and its committees as set forth in the Corporate Governance Principles;
•review the qualifications of the members of each committee (including the independence of directors) to ensure that each committee’s membership meets applicable criteria established by the SEC and NYSE;
•make recommendations to the Board regarding director compensation and benefits, utilizing reports from independent compensation consultants from time to time in its discretion;
•annually conduct an individual director performance review of each incumbent director;
•establish and maintain a process for shareholders to send communications to the Board;
•review, approve, and ratify all transactions with related persons that are required to be disclosed under the rules of the SEC; and
•meet with management to review certain enumerated risks for its oversight as may be assigned by the Board as part of Arcosa's annual enterprise risk management process or otherwise.

Meetings in 2024: 3

Committee Members: Melanie M. Trent (Chair) Steven J. Demetriou Kimberly S. Lubel Julie A. Piggott

Independent Each Committee Member is "independent" as defined by the SEC rules and NYSE listing standards.

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Corporate Governance	Table of Contents

Human Resources Committee
Roles and Responsibilities:
The purpose of the HR Committee is to:
•assist the Board with the execution of its fiduciary responsibilities related to agreements with, and the fair and competitive compensation of, the CEO and other executives;
•administer and make awards under Arcosa's incentive compensation and equity based plans;
•oversee and administer the recovery of incentive-based compensation pursuant to Arcosa's clawback policy;
•review and address management succession plans; and
•prepare a report for inclusion in the Proxy Statement, annual report on Form 10-K, or other applicable filings.
These responsibilities require the HR Committee to:
•make recommendations to the members of the Board in its responsibilities relating to the competitive compensation of the CEO;
•review and approve compensation for the CFO and the other NEOs;
•approve awards under Arcosa's incentive compensation and equity-based plans;
•review and recommend to the Board for approval the frequency with which Arcosa will conduct "Say-on-Pay" votes;
•review and discuss compensation related information, including the "pay versus performance" measures provided for under the SEC rules;
•evaluate the leadership and performance of the CEO and recommend his compensation to the Board;
•review Arcosa's compensation philosophy and specific compensation plans;
•discuss succession plans for senior management, including recommended successor candidates for the CEO; and
•meet with management to review certain enumerated risks for its oversight as may be assigned by the Board as part of Arcosa's annual enterprise risk management process or otherwise.
The HR Committee has been delegated authority by the Board to make compensation decisions with respect to the other NEOs identified in this Proxy Statement.

Meetings in 2024: 5

Committee Members: Joseph Alvarado (Chair) John W. Lindsay Kimberly S. Lubel

Independent Each Committee Member is "independent" as defined by the SEC rules and NYSE listing standards, including those standards applicable specifically to members of compensation committees.

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Table of Contents	Corporate Governance
Processes and Procedures Related to Compensation
The Role of the Compensation Consultant
For 2024, the HR Committee retained Pay Governance LLC (the "Compensation Consultant") to provide a variety of executive compensation consultant services as an independent compensation consultant. The services provided by the Compensation Consultant in 2024 included: (i) reviewing and assisting in the design of our executive compensation programs, (ii) providing insight into executive compensation practices used by other companies, (iii) benchmarking our executive compensation pay levels with relevant peer survey data, (iv) providing proxy disclosure information for comparator companies, and (v) providing input to the HR Committee on the risk assessment, structure, and overall competitiveness of our executive compensation programs.
The Compensation Consultant’s ownership structure, limited service lines, and policies and procedures are designed to ensure that such Compensation Consultant’s work for the HR Committee does not raise any conflicts of interest. The amount of fees paid in 2024 to the Compensation Consultant by Arcosa represented less than one percent (1%) of such Compensation Consultant’s total annual revenues for 2024. The internal policies of the Compensation Consultant prohibit its members, partners, consultants, and employees from engaging in conduct that could give rise to conflicts of interest and from acquiring securities in their client organizations. The employees of the Compensation Consultant providing consulting services to the HR Committee have no other business or personal relationship with any member of the HR Committee or any executive officer of Arcosa. After a review of these factors and the considerations outlined in applicable SEC and NYSE rules, the HR Committee has concluded that the work of the Compensation Consultant has not raised any conflicts of interest and that the Compensation Consultant is independent from Arcosa and from management.
The Role of Management
The CEO, the CFO, and the Chief Human Resources Officer work with the HR Committee and the Compensation Consultant to develop the framework and to design the plans for all compensation components. The CEO and CFO recommend the financial performance measurements for the annual incentive awards and the long-term performance-based equity awards, subject to HR Committee approval. The CFO certifies the achievement of these financial performance measures. The HR Committee recommends the CEO's compensation to the independent directors for their approval. The CEO makes recommendations to the HR Committee on compensation for each of the other NEOs, as well as other senior leaders.
The Role of the HR Committee
Throughout the year, the CEO provides the HR Committee with his ongoing assessment of the performance of the other NEOs. These assessments provide background information for any adjustment to base salary, annual incentives, or long-term incentives. Both annual incentives and long-term incentives are established with threshold, target, and maximum payout levels.
The HR Committee realizes that benchmarking and comparing peer group proxy disclosure data require certain levels of interpretation due to the complexities associated with executive compensation plans. The HR Committee uses the benchmarking information and the peer group proxy disclosure data provided by the Compensation Consultant as general guidelines and makes adjustments to compensation levels based on what the HR Committee believes is in the best interests of our shareholders. The HR Committee uses its judgment and bases its consideration of each executive’s compensation on performance with respect to the value of the executive’s contributions to Arcosa, the executive’s tenure, and peer survey data that establishes the ranges against which compensation is benchmarked.
Compensation Committee Interlocks and Insider Participation
Messrs. Alvarado and Lindsay, and Ms. Lubel served on the HR Committee during the last completed fiscal year. None of the members of the HR Committee has ever served as an executive officer or employee of Arcosa or any of its subsidiaries. There are no compensation committee interlocks.

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Corporate Governance	Table of Contents
Board’s Role in Risk Oversight
Management reviews and discusses risks with the Board as part of the business and operating review conducted at each of the regular meetings of the Board. While the Board has primary responsibility for overseeing Arcosa’s risk management, each committee of the Board also considers risk within its area of responsibility and regularly reports back to the Board on its risk oversight activities.

Management is responsible for the day-to-day management and mitigation of risk.

Board of Directors has ultimate responsibility for risk oversight.

Audit Committee
•Assesses major financial risk exposures and steps taken by management to address the risks.
•Responsible for the review and assessment of information technology and cybersecurity risk exposures and the steps taken to monitor and control those exposures.
•Reviews risks identified during the internal and external auditors’ risk assessment procedures and other risks as may be assigned by the Board as part of Arcosa's annual enterprise risk management process.

HR Committee
•Reviews risks arising from Arcosa's executive compensation programs and management succession planning and other risks as may be assigned by the Board as part of Arcosa's annual enterprise risk management process.

G&S Committee
•Oversees risks related to Arcosa's governance structure, certain sustainability-related matters, director compensation programs, and other risks as may be assigned by the Board as part of Arcosa's annual enterprise risk management process.

Risk Assessment of Compensation Policies and Practices
The Compensation Consultant performed a risk assessment with respect to our 2024 incentive compensation plans applicable to our executive officers. Based on this review, the Compensation Consultant concluded that our executive incentive programs do not encourage excessive risk-taking behaviors. We also conducted a detailed risk assessment of our 2024 compensation policies and practices (the "Compensation Policies") for our employees, including our executive officers, and assessed the likelihood and potential impact of the risk presented by the Compensation Policies. Participants in the risk assessment included our management, human resources group, internal audit group, and the HR Committee. Based on this review, management and the HR Committee have concluded that sufficient controls exist to mitigate the risks related to the Compensation Policies, and the Compensation Policies are unlikely to have a material adverse effect on Arcosa.

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Table of Contents	Corporate Governance
Communications with Directors
The Board has established a process to receive communications by mail from shareholders and other interested parties. Shareholders and other interested parties may contact any member of the Board or the non-management directors as a group, any Board committee, or any chair of any such committee. All such correspondence should be sent to the Corporate Secretary of Arcosa at 500 N. Akard St., Suite 400, Dallas, Texas 75201.
All communications received as set forth in the preceding paragraph will be opened by the office of the Corporate Secretary for the sole purpose of determining whether the contents represent a message to directors. Any contents that are not in the nature of advertising, promotions of a product or service, or offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary will make sufficient copies of the contents to send to each director, group, or committee to which the envelope is addressed.
Employee, Officer, and Director Pledging and Hedging Policy
Arcosa has adopted a policy prohibiting pledging and hedging. The policy prohibits officers, directors, and employees of Arcosa and their respective related persons from (i) selling Arcosa securities short, (ii) pledging or hypothecating any Arcosa securities (e.g., using Arcosa securities for margin loans or to collateralize other indebtedness), or (iii) engaging in derivative transactions, including, without limitation, hedging, puts and calls, or other transactions involving Arcosa securities.
Insider Trading Policy
Arcosa has adopted an insider trading policy (the "Insider Trading Policy"). The policy prohibits officers, directors, employees and certain other related persons identified in the Insider Trading Policy who are aware of material nonpublic information relating to Arcosa from (i) engaging in transactions in Arcosa securities, except as otherwise specified in the Insider Trading Policy; (ii) passing on material nonpublic information relating to Arcosa to others, including certain other related persons identified in the Insider Trading Policy; (iii) suggesting the purchase or sale of Arcosa securities; or (iv) assisting anyone engaged in such activities. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, SEC rules and regulations, and applicable NYSE listing standards. A copy of the Insider Trading Policy has been filed as Exhibit 19 to Arcosa’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.

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Transactions with Related Persons
Review, Approval, and Ratification of Transactions with Related Persons
The G&S Committee has adopted a Policy and Procedures for the Review, Approval, and Ratification of Related Person Transactions. In accordance with the written policy, the G&S Committee, or the chair of such committee, as applicable, is responsible for the review, approval, and ratification of all transactions with related persons that are required to be disclosed under the rules of the SEC. Under the policy, a related person includes any of Arcosa’s directors, executive officers, certain shareholders, and any of their respective immediate family members. The policy applies to any "Related Person Transaction," which is a transaction in which Arcosa participates, a related person has a direct or indirect material interest, and the amount exceeds $120,000. Under the policy, the Chief Legal Officer (the "CLO") will review potential transactions and, in consultation with the CEO and CFO, will assess whether the proposed transaction would be a Related Person Transaction. If the CLO determines the proposed transaction would be a Related Person Transaction, the proposed transaction is submitted to the G&S Committee, or the chair of such committee, as applicable, for review and consideration. In reviewing Related Person Transactions, the G&S Committee, or the chair of such committee, as applicable, shall consider all relevant facts and circumstances available, including, but not limited to the following:
•the benefits to Arcosa of the Related Person Transaction;
•the impact of a director’s independence if the related person is a director, an immediate family member of a director, or an entity in which a director is a partner, shareholder, or executive officer;
•the availability of other sources for comparable products and services;
•the terms of the transaction; and
•the terms available to unrelated third parties or employees generally.
After reviewing such information, the G&S Committee, or its chair, as applicable, may approve the Related Person Transaction if the G&S Committee or the G&S Committee chair concludes in good faith that the Related Person Transaction is in, or is not inconsistent with, the best interests of Arcosa and its shareholders.
Under the policy, the HR Committee must approve hiring of immediate family members of executive officers or directors and any subsequent material changes in employment or compensation. In 2024, Arcosa did not enter into any Related Person Transaction of the type required to be disclosed under Item 404 of Regulation S-K under the Exchange Act.

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Table of Contents	Proposal Two

Proposal Two Advisory Vote to Approve Named Executive Officer Compensation

Arcosa's executive compensation program:	Arcosa seeks approval, on an advisory basis, from its shareholders of the compensation of its NEOs as described in this Proxy Statement. This non-binding advisory vote is commonly referred to as a "Say-on-Pay" vote.
Encourages high levels of performance and accountability + Aligns interests of executives and shareholders + Links compensation to business objectives and strategies
As described in the "Compensation Discussion and Analysis," Arcosa’s executive compensation program (i) encourages high levels of performance and accountability, (ii) aligns the interests of executives with those of shareholders, and (iii) links compensation to business objectives and strategies.

This proposal provides shareholders the opportunity to approve, or not approve, Arcosa’s executive compensation program through the following resolution:

"RESOLVED, that the compensation paid to Arcosa’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and the related narrative discussion, is hereby approved."
Because this is an advisory vote, it will not be binding upon the Board. However, the HR Committee will take into account the outcome of the vote when considering future executive compensation arrangements. After the 2025 Annual Meeting, the next advisory vote to approve the compensation of the NEOs will occur at the 2026 Annual Meeting of Shareholders unless the Board modifies its policy on the frequency of holding such advisory votes.

"FOR" The Board recommends that you vote FOR approval of this resolution.

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Executive Compensation Compensation Discussion and Analysis
This Compensation Discussion and Analysis ("CD&A") describes our executive compensation philosophy and pay programs in 2024.
2024 COMPENSATION PROGRAM PHILOSOPHY
Our executive compensation program reflects our pay-for-performance philosophy. The HR Committee utilizes a combination of fixed and variable pay elements in order to achieve the following objectives:

Motivate achievement of annual performance goals across the entire organization in support of our strategic priorities.	Attract, retain, and motivate employees by providing market-competitive total compensation opportunities.

Emphasize a pay-for-performance culture by creating a strong link between pay and performance by placing a majority of compensation at risk based on achievement of pre-defined short-term goals and long-term performance goals.
Align employee and investor interests by establishing market-relevant metrics that drive shareholder value creation.

2024 NAMED EXECUTIVE OFFICERS
For 2024, our NEOs and their titles were:

Name	Principal Position
Antonio Carrillo	President and CEO
Gail M. Peck	Chief Financial Officer
Kerry S. Cole	Group President
Jesse E. Collins, Jr.	Group President
Reid S. Essl	Group President
Bryan P. Stevenson	Chief Legal Officer

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Table of Contents	Executive Compensation
2024 Program Highlights
ANNUAL INCENTIVE PROGRAM
Payouts to the NEOs and other key executives under our 2024 AIP reinforced our strong pay-for-performance philosophy. In designing the 2024 AIP, the HR Committee approved performance metrics that were in furtherance of our strategic goals and in line with our initial 2024 earnings guidance. The HR Committee linked a significant portion of each of the NEO’s AIP awards to the performance of the business at the enterprise level or the group level of businesses, as applicable.
In 2024, the HR Committee approved four AIP plans for the NEOs -- the Corporate Plan and three Group President Plans, with each Group President Plan comprised of the businesses reporting to the particular Group President.

CORPORATE PLAN (Antonio Carrillo, Gail Peck, and Bryan Stevenson) Enterprise	GROUP PRESIDENT PLAN A (Reid Essl) Natural Aggregates Recycled Aggregates Specialty Materials

GROUP PRESIDENT PLAN B (Kerry Cole) Utility and Related Structures Marine Products	GROUP PRESIDENT PLAN C (Jesse Collins) Steel Components* Wind Towers Shoring Products

* On August 16, 2024, Arcosa divested the Steel Components business.
The HR Committee approved the design of the 2024 AIP plans to include measures of both Adjusted EBITDA and Adjusted EBITDA Margin, as well as inclusion of the execution of strategic initiatives as a component under the plans. The modification of the performance measures under the Corporate Plan from the AIP for 2023 (which removed a measure of the non-production costs to our revenue and replaced such measure with the Adjusted EBITDA Margin measure) and the re-weighting of the measures under both the Corporate Plan and the Group President Plans were made so the Corporate Plan would mirror the Group President Plans to further focus management's attention on profitability and margin expansion.

Corporate Plan (CEO, CFO, CLO)		Group President Plans (3 Group Presidents)
Performance Metric	Weighting	Performance Metric	Weighting
Enterprise Adjusted EBITDA	50%	Group Adjusted EBITDA	50%
Enterprise Adjusted EBITDA Margin	30%	Group Adjusted EBITDA Margin	30%
Execution of Strategic Initiatives	20%	Execution of Strategic Initiatives	20%

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Executive Compensation	Table of Contents
LONG-TERM INCENTIVE PROGRAM
The performance-based restricted stock units ("PBRSUs") for our NEOs remain weighted as follows:

■ Average Pre-Tax Return on Capital	■ rTSR	■ Cumulative Adjusted Earnings per Share
We continued to align management's interest with those of our shareholders by linking the payout of the performance-based portion of our long-term compensation ("LTI") program to our financial performance and our rTSR.
2024 Performance Highlights
In 2024, we continued to execute on the four strategic pillars of our long-term vision and also executed on a newly added fifth strategic pillar with a focus on our financial leverage.

Grow in attractive markets where we can achieve sustainable competitive advantages	Reduce the complexity and cyclicality of the overall business	Improve long-term returns on invested capital	Integrate Environmental, Social, and Governance (ESG) initiatives into our long-term strategy	Maintain a healthy balance sheet through prudent deleveraging
We again set a new record for financial performance exceeding the overall target set by the Board and the HR Committee. Our $447 million in Enterprise Adjusted EBITDA increased 22% compared to 2023.

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Adjusted EBITDA*

+22%	**

+15%	**

+37%

+4%	**

* See Annex A for a reconciliation of Non-GAAP measures to the most comparable GAAP measures.
** Normalizing for the divestiture of the steel components business and the land sale gain recognized in 2023, Enterprise Adjusted EBITDA increased 35%, Construction Products Adjusted Segment EBITDA increased 26%, and Transportation Products Adjusted Segment EBITDA increased 37%.
We executed against strategic initiatives important to driving shareholder interest and value. Highlights, which the HR Committee considered in connection with the evaluation of the execution of the strategic initiatives component in the payout of the 2024 AIP, include:

Growth
22% Adjusted EBITDA growth at the Enterprise level. Successfully completed the $1.2 billion Stavola acquisition and two additional bolt-on acquisitions in our growth businesses, which, coupled with the divestiture of the Steel Components business, significantly transformed our portfolio.
Working Capital Robust year-over-year free cash flow and strong working capital improvement.
Sustainability
GHG emissions continue to improve year over year. Launched a new company-wide "ALIVE" serious injury fatality prevention program. 120 "Triple Zero" sites with no reportable injuries, safety or environmental citations. Engaged with our communities in various charitable ventures with an emphasis on education. Conducted a sustainability materiality assessment refresh with our various stakeholders.

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Shareholder Engagement and Say-on-Pay Results
The Board and the HR Committee value the benefits of maintaining a dialogue with our shareholders and understanding their views. During 2024, we engaged in a robust shareholder outreach program with 75% of our top 25 holders of our stock, where we solicited the feedback of our shareholders on topics including our performance, strategy, risk management, corporate governance, sustainability-related initiatives, and executive compensation. Members of our Investor Relations team along with certain of our senior executives, including at times our CEO, CFO, and group presidents, met with shareholders in both in-person and virtual engagements throughout the year. We partnered with an investor relations firm to perform a sustainability materiality assessment survey providing further insight into the drivers important to our shareholders. The continued receipt of positive feedback from our shareholder engagement program signals valuable support from our shareholders to our approach to executive compensation.

99%	SHAREHOLDER VOTE in favor of Say-on-Pay at 2024 Annual Meeting

The HR Committee considered the result of our Say-on-Pay vote as an additional sign of our shareholders' support of our executive compensation philosophy and plans. Our NEOs' 2024 compensation will be the subject of the advisory, non-binding Say-on-Pay vote at the 2025 Annual Meeting. The HR Committee will consider the outcome of future Say-on-Pay votes and shareholder engagement as it evaluates the design of the executive compensation programs and the related specific compensation decisions.
Our Compensation Policies and Practices
We have adopted the following compensation practices, which are intended to promote strong governance and alignment with shareholder interests:

What We Do:

Pay for Performance.
We believe in a "pay for performance" philosophy in which a majority of our NEOs’ compensation, as well as a significant portion for other employees throughout the organization, is linked to achievement of specific annual and long-term strategic and financial goals and the realization of increased shareholder value. Approximately 84% of our CEO’s compensation and, on average, 67% of all other NEOs' compensation is "at risk" compensation, comprised of incentive and equity-based compensation.

Maintain Stock Ownership Guidelines.
To further align the interests of our executives and directors with those of our shareholders and to assure that our executives and directors own meaningful levels of Common Stock throughout their tenures with Arcosa, the HR Committee has adopted stock ownership guidelines for our non-employee directors, NEOs, and other senior officers as designated by the HR Committee. The directors, NEOs, and certain other senior officers have five years from the date of adoption of the policy, or from the date such director, NEO, or senior officer becomes subject to the policy, to meet their required stock ownership levels. Each of our directors, NEOs, and participating senior officers has either met or is on track to achieve these ownership guidelines within the five-year compliance period. The required level of stock ownership is determined by the number of shares of Common Stock equal in value to the following multiples:

Title	Ownership Level
Chief Executive Officer	5 times base salary
Chief Financial Officer	3 times base salary
Other Senior Officers	2 times base salary
Board of Directors	5 times annual board cash retainer

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Require Double Trigger for Receipt of Severance Payments.
Our NEOs participate in the 2022 Arcosa, Inc. Change in Control Severance Plan (the "2022 CIC Plan"), which contains a "double trigger" provision that requires both a change in control of Arcosa and a qualifying termination of the participating executive in order for such executive to receive severance payments and accelerated vesting of equity awards, except for those certain awards granted prior to December 6, 2018 by our Former Parent. We believe that the 2022 CIC Plan provides a mechanism for retaining our NEOs' services and eliminating the distractions inherent in change in control events. See "Other Compensation Plans" and "Potential Payments Upon Termination or Change in Control."

Maintain a Clawback Policy.
The Board has adopted a clawback policy compliant with New York Stock Exchange listing requirements that requires the HR Committee to recover excess compensation received by our Section 16 Officers pursuant to short-term or long-term incentive compensation plans if, subsequent to any compensation being received, there has been an accounting restatement with respect to Arcosa's financial statements.

Retain an Independent Compensation Consultant.
The HR Committee directly retains an independent compensation consultant each year to provide guidance on executive compensation-related matters, to perform an annual total compensation study including compensation benchmarking information from peer group companies, and to advise on matters relating to executive and director compensation.

Prohibit Hedging and Pledging Our Shares.
Our Insider Trading Policy prohibits executive officers, employees, and directors from pledging our securities or engaging in hedging or short-term trading of our securities, including, without limitation, short sales or transactions in puts, calls, or other derivative transactions. See "Corporate Governance—Employee, Officer, and Director Pledging and Hedging Policy."

Prohibit Insider Trading.
Our Insider Trading Policy prohibits officers, directors, employees and certain other related persons identified in the Insider Trading Policy from engaging in transactions in Arcosa securities, passing on material nonpublic information relating to Arcosa to others, suggesting the purchase or sale of Arcosa securities or assisting anyone engaged in such activities. See “Corporate Governance— Insider Trading Policy.”

What We Don't Do:
X
Dividends on Unvested Restricted Stock Units.
During the vesting period, recipients do not receive dividend payments on time-based or performance-based restricted stock units issued by Arcosa. Unvested PBRSUs also do not accrue dividend equivalents. Unvested awards of time-based restricted stock units ("TBRSUs") accrue dividend equivalents, which are paid in cash only if and when such awards vest.

X
Excise Tax Gross-Ups for Participants in the 2022 CIC Plan.
The 2022 CIC Plan provides that no excise or other tax gross-ups will be paid under the plan, and that severance benefits will be available only upon voluntary termination of employment for "good reason" by a participating officer or for termination without "cause" by Arcosa within six months prior to and in connection with a "change in control" or within two years following a "change in control." See "Other Compensation Plans" and "Potential Payments Upon Termination or Change in Control."

X	Employment Contracts. None of the NEOs or senior officers have employment contracts.

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Compensation Approach and Benchmarking
COMPENSATION APPROACH
The HR Committee, in consultation with management and its Compensation Consultant, oversees our executive compensation philosophy and reviews and approves compensation for our NEOs and other key executives, with the exception of the CEO. The independent directors of the Board approve the CEO’s compensation following a review and recommendation by the HR Committee.
The HR Committee retains the Compensation Consultant, who provides guidance on executive compensation-related matters and who performs an annual total compensation study. The Compensation Consultant provides compensation benchmarking information (the "Peer Survey Data") for our NEOs and other key executives from peer group companies (the "Peer Group"). After evaluating the Peer Survey Data, our CEO discusses with the HR Committee his evaluation of each NEO and other key executives, excluding himself. The Compensation Consultant’s analyses, along with the CEO’s compensation recommendations for each NEO and other key executives, are presented to the HR Committee for consideration and approval in determining NEO and other key executive compensation. The HR Committee, following a review and in consultation with the Compensation Consultant, recommends the CEO’s compensation to the independent directors of the Board for their approval.
The HR Committee generally targets the total target compensation of the NEOs and other key executives within a competitive range around the median of the Peer Survey Data. The HR Committee considers the targeted range and develops a total target compensation amount for each NEO and other key executives using the objectives described above and the Peer Survey Data as general guidelines. The HR Committee considers additional internal and external factors when making individual compensation decisions, including overall experience and scope of role, individual performance, internal reporting structure, internal equity, and our overall pay objectives. This approach supports our philosophy of driving performance and accountability.
BENCHMARKING AND PEER SURVEY DATA FOR 2024 COMPENSATION
We engaged the Compensation Consultant to assist in designing our executive compensation program, including review of our compensation benchmarking Peer Group. In September 2023, the HR Committee, with the advice of the Compensation Consultant, reviewed and approved our Peer Group for use in benchmarking 2024 compensation. The Compensation Consultant used regression analysis to provide size-adjusted market data for a company of our revenue size to the HR Committee. The Peer Group was developed based on the following attributes:

Industry	Companies that operate in a similar industry
6
Growth Profile	Similar revenue size (target 0.5 to 4.0 times the size of Arcosa)
6
Executive Positions	Similar positions in breadth, complexity, and scope of responsibility
6
Talent	Competition for executive talent

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Based on these attributes, the HR Committee approved the following companies as our Peer Group for use in benchmarking 2024 compensation:

Arcosa Peer Companies
AZZ Inc.	ESAB Corporation	Martin Marietta Materials, Inc.
Barnes Group, Inc.	Flowserve Corporation	Nordson Corporation
Carpenter Technology Corporation	Gibraltar Industries, Inc.	Summit Materials, Inc.
Chart Industries, Inc.	Graco Inc.	The Greenbrier Companies, Inc.
Commercial Metals Company	Granite Construction Incorporated	Valmont Industries, Inc.
Dycom Industries, Inc.	ITT Inc.	Vulcan Materials Company
Eagle Materials, Inc.	Kirby Corporation	Watts Water Technologies, Inc.
EnPro Industries, Inc.

The Peer Survey Data includes data from each company named in the Peer Group for base salary, target annual and long-term incentive compensation, and total target compensation obtained from the Radford Global Compensation Survey, as well as public filings.
In December 2023, the HR Committee reviewed benchmarking analyses for each NEO and other key executives based on the Peer Survey Data in developing 2024 total compensation consisting of base salaries, annual incentive compensation, and long-term incentive compensation. As a point of reference, when available for the NEOs, the Compensation Consultant also provided the HR Committee with the most recently available proxy disclosure data for the 2024 Peer Group.

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Components of Compensation and Target Compensation Mix
In 2024, the three primary components of an executive's total target direct compensation were base salary, annual incentive compensation, and long-term incentive compensation.
Consistent with our pay-for-performance philosophy, a significant portion of an executive’s total compensation opportunity (including that of each of the NEOs) is weighted toward performance-based pay and components we believe align with the interests of our shareholders. Our AIP and the PBRSUs component of the LTI award are considered performance-based pay because the payout of these awards is dependent on the achievement of specified performance goals. While not dependent on the achievement of specified performance goals, the remaining portion of the LTI award, the TBRSUs, which are retentive in nature, also align with our performance as the final value realized is based on our share price.
For our CEO and our other NEOs, on average, the charts below show the percentage of 2024 target total direct compensation allocated to each compensation element as well as the amount of target compensation that is at risk. We consider compensation to be at risk if it is subject to achievement of performance goals and/or the value received is dependent on our stock price.

Equity Compensation				Cash Compensation
At Risk						Fixed
Long-Term Incentive Compensation				Annual Incentive Compensation		Base Salary
PURPOSE
Long-term at risk pay designed to balance short-term at risk pay, enhance alignment between executives and shareholders, support our strategic priorities and long-term shareholder value creation.				Short-term at risk pay designed to motivate achievement of annual performance goals across the entire organization and within business units in support of our strategic priorities.		Attract, retain, and motivate key executives by providing market-competitive fixed compensation.
% OF TARGET COMPENSATION MIX (rounded)*
PBRSUs		TBRSUs
CEO	Other NEOs	CEO	Other NEOs	CEO	Other NEOs	CEO	Other NEOs
DESIGN
60% of LTI award linked to achievement of Pre-Tax Return on Capital, Adjusted Cumulative Earnings per Share, and rTSR. Payouts in Arcosa Common Stock are made at end of a three-year performance period and can range from 0%-200% of target. No payouts if performance is below threshold.
40% of LTI award that vests three years ratable, 1/3 each, March 2025, 2026, and 2027.
Market competitive targets and goals established for executives:
•Specific financial metrics for Corporate and Group President Plans
•Accountability for Execution of Strategic Initiatives
No payouts when performance falls below financial thresholds and there has been a failure to execute strategic initiatives.
Reviewed at least annually to consider changes in responsibility, experience, individual performance, and market competitiveness.
*Reflects an approximation of the 2024 annual target total compensation mix.

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2024 Annual Target Total Compensation Opportunities
The following table depicts 2024 target total compensation opportunities for the NEOs based on their target compensation in effect on December 31, 2024:

Named Executive Officer	Annual Base Salary Rate ($)	Annual Incentive Plan Target Award ($)	Long-Term Incentive Plan Target Award ($)	Total ($)

Antonio Carrillo	1,000,000	1,100,000	4,300,000	6,400,000
Gail M. Peck	546,000	382,200	873,600	1,801,800
Kerry S. Cole	501,800	351,260	652,340	1,505,400
Jesse E. Collins, Jr.	450,500	315,350	585,650	1,351,500
Reid S. Essl	535,600	374,920	749,840	1,660,360
Bryan P. Stevenson	483,600	338,520	580,320	1,402,440
2024 Annual Compensation Determination
Individual base salaries and incentive targets for the NEOs and other key executives are established based on the breadth, complexity, and scope of their responsibilities. Consideration is also given to the NEOs' individual prior performance, experience, internal equity considerations, and market pay data.
In December 2023, the HR Committee, working with management and the Compensation Consultant, reviewed market compensation data, including the Peer Survey Data, to determine 2024 compensation for each of the NEOs and other key executives. The HR Committee reviewed and adjusted the NEOs’ 2024 base salaries and AIP and LTI award levels after consideration of the median of the Peer Group for their respective positions, performance, previous salary changes, experience, and other factors. The components of total target compensation for 2024 set forth below reflect our pay-for-performance philosophy.
BASE SALARY
The HR Committee establishes base salaries to attract, motivate, and retain key executives by providing a consistent level of pay that appropriately compensates each executive for the breadth, complexity, and scope of responsibility inherent in his or her position.
The following chart reflects the adjustments made to each NEO’s base salary for 2024:

Named Executive Officer	2023 Annual Base Salary Rate ($)	% Change	2024 Annual Base Salary Rate ($)

Antonio Carrillo	980,500	2%	1,000,000
Gail M. Peck	525,000	4%	546,000
Kerry S. Cole	482,500	4%	501,800
Jesse E. Collins, Jr.	425,000	6%	450,500
Reid S. Essl	515,000	4%	535,600
Bryan P. Stevenson	465,000	4%	483,600

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ANNUAL INCENTIVE COMPENSATION
The HR Committee approves performance metrics, performance goals, and other elements of annual incentive compensation with the objective of placing management’s focus on appropriate operational and financial objectives consistent with our annual operating plan. The HR Committee believes that there should be clear accountability for the performance of one’s business group. As a result, under our AIP, the group president NEOs are compensated primarily upon the results of their respective group of businesses, whereas the corporate NEOs are compensated primarily upon the results of the enterprise.
Under our AIP, the HR Committee may choose to, among other things, (i) modify or discontinue annual incentive compensation at any time and (ii) increase or decrease an NEO’s annual incentive compensation on a discretionary basis. The HR Committee may remove any unusual or infrequently occurring or non-recurring items of income or expense from the calculation of financial goal attainment and incentive compensation and will recoup excess compensation erroneously awarded consistent with our clawback policy if Arcosa restates its financial statements.
The HR Committee approved the following financial metrics and performance targets for the AIP for each of the NEOs to incentivize performance:

Corporate Plan (CEO, CFO, CLO)		Group President Plans (3 Group Presidents)
Performance Metric	Weighting	Performance Metric	Weighting
Enterprise Adjusted EBITDA	50%	Group Adjusted EBITDA	50%
Enterprise Adjusted EBITDA Margin	30%	Group Adjusted EBITDA Margin	30%
Execution of Strategic Initiatives	20%	Execution of Strategic Initiatives	20%
2024 payouts are calculated from the actual performance of Arcosa, at the enterprise level and at the group level, with respect to measurement of the Adjusted EBITDA and Adjusted EBITDA Margin. To evaluate management's performance against the established goals making up the Execution of Strategic Initiatives metric, the HR Committee considered the following non-exhaustive list of parameters:

Growth
•Advancement on large organic capital projects underway in construction materials, utility structures, and wind towers
•Execution against M&A pipeline
•Continued preparations for planned up-cycle in wind tower and barge businesses

Working Capital	•Minimizing working capital as a use of cash in 2024 as we continued to manage high steel prices and a ramp up in our more cyclical businesses

Sustainability	•Progress on ARC-100 Safety Program •GHG emissions intensity reduction efforts •Social engagement, including community and corporate culture-focused efforts •Shareholder outreach and engagement

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The HR Committee approved the following 2024 target AIP opportunities, as compared to the target opportunities under the AIP for 2023, for each NEO based on such officer’s position and experience:

	2023		2024

Named Executive Officer	Target Annual Incentive Opportunity ($)	% of Annual Base Salary Rate	Target Annual Incentive Opportunity ($)	% of Annual Base Salary Rate

Antonio Carrillo	1,078,550	110%	1,100,000	110%
Gail M. Peck	367,500	70%	382,200	70%
Kerry S. Cole	337,750	70%	351,260	70%
Jesse E. Collins, Jr.	297,500	70%	315,350	70%
Reid S. Essl	360,500	70%	374,920	70%
Bryan P. Stevenson	325,500	70%	338,520	70%
The following table reflects the financial metrics evaluated at an enterprise level approved by the HR Committee for Messrs. Carrillo and Stevenson and Ms. Peck as well as the actual results for 2024. The HR Committee adjusted the target levels for the Enterprise Adjusted EBITDA and the Enterprise Adjusted EBITDA Margin metrics to account for the increased EBITDA impact of the acquisition of Ameron and then the reduced EBITDA impact of the divestiture of the Steel Components business. Additionally, the HR Committee excluded from the calculation of the Enterprise Adjusted EBITDA and the Enterprise Adjusted EBITDA Margin metrics the impact of the Stavola transaction and the sale of the 2024 wind tower tax credits. Both of these transactions closed in the fourth quarter and would have provided disproportionate impacts, not previously contemplated when setting the original targets.

Corporate AIP	Metric Weight	Threshold (20%)	Target (100%)	Maximum (200%)	2024 Actual	2024 Payout %	Weighted Payout

Enterprise Adjusted EBITDA ($M)	50%	$339.0	$398.8	$438.7	$422.6	160%	80%
Enterprise Adjusted EBITDA Margin	30%	14.4%	15.6%	17.6%	17.0%	168%	50%
Execution of Strategic Initiatives(1)	20%	20%	100%	200%	150%	150%	30%
Total							160%
(1) Execution of Strategic Initiatives is evaluated at the discretion of the HR Committee.
The following table reflects the financial metrics evaluated on the performance of the Natural Aggregates, Recycled Aggregates, and Specialty Materials businesses approved by the HR Committee for Mr. Essl as well as the actual results for 2024. The HR Committee excluded from the calculation of the Group Adjusted EBITDA and the Group Adjusted EBITDA Margin metrics the impact of the Stavola transaction. This transaction closed in the fourth quarter and would have provided a disproportionate impact, not previously contemplated when setting the original targets.

Group President Plan A (Reid Essl)	Metric Weight	Threshold (20%)	Target (100%)	Maximum (200%)	2024 Actual	2024 Payout %	Weighted Payout

Group Adjusted EBITDA ($M)	50%	$180.0	$211.8	$233.0	$224.0	158%	79%
Group Adjusted EBITDA Margin	30%	21.0%	22.5%	25.5%	24.9%	180%	54%
Execution of Strategic Initiatives(1)	20%	20%	100%	200%	150%	150%	30%
Total							163%
(1) Execution of Strategic Initiatives is evaluated at the discretion of the HR Committee.

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The following table reflects the financial metrics evaluated on the performance of the Utility and related structures, and Marine Products businesses approved by the HR Committee for Mr. Cole as well as the actual results for 2024. The HR Committee increased the target levels for the Group Adjusted EBITDA and Group Adjusted EBITDA Margin metrics to account for the increased EBITDA impact of the acquisition of Ameron.

Group President Plan B (Kerry Cole)	Metric Weight	Threshold (20%)	Target (100%)	Maximum (200%)	2024 Actual	2024 Payout %	Weighted Payout

Group Adjusted EBITDA ($M)	50%	$132.3	$155.7	$171.3	$157.6	112%	56%
Group Adjusted EBITDA Margin	30%	12.8%	13.8%	15.5%	14.4%	133%	40%
Execution of Strategic Initiatives(1)	20%	20%	100%	200%	150%	150%	30%
Total							126%
(1) Execution of Strategic Initiatives is evaluated at the discretion of the HR Committee.
The following table reflects the financial metrics evaluated on the performance of the Steel Components, Wind Towers, and Shoring Products businesses approved by the HR Committee for Mr. Collins as well as the actual results for 2024. The HR Committee reduced the target levels for the Group Adjusted EBITDA and Group Adjusted EBITDA Margin metrics to account for the reduced EBITDA impact of the divestiture of the Steel Components business. The HR Committee excluded from the calculation of the Group Adjusted EBITDA and the Group Adjusted EBITDA Margin metrics the sale of the 2024 wind tower tax credits. This transaction closed in the fourth quarter and would have provided a disproportionate impact, not previously contemplated when setting the original targets.

Group President Plan C (Jesse Collins)	Metric Weight	Threshold (20%)	Target (100%)	Maximum (200%)	2024 Actual	2024 Payout %	Weighted Payout

Group Adjusted EBITDA ($M)	50%	$75.8	$89.2	$98.1	$98.9	200%	100%
Group Adjusted EBITDA Margin	30%	16.3%	17.3%	20.3%	20.0%	190%	57%
Execution of Strategic Initiatives(1)	20%	20%	100%	200%	150%	150%	30%
Total							187%
(1) Execution of Strategic Initiatives is evaluated at the discretion of the HR Committee.
For the Adjusted EBITDA and Adjusted EBITDA Margin components, performance at the target level resulted in 100% payout of the target award at the respective metric weighted percentage, performance below the minimum threshold level resulted in no payout, and performance above the maximum level was capped at a maximum total payout of 200% of the target award at the respective metric weighted percentage. The amount of incentive compensation earned with respect to these components was linearly interpolated for performance falling between the specified performance levels. With respect to the Execution of Strategic Initiatives component (with parameters discussed above), performance was evaluated holistically against these parameters at the enterprise level at the discretion of the HR Committee. When combining each of the components of the AIP, actual payouts for 2024 could range from 0%-200% of the target.
In February 2025, the HR Committee evaluated the Company's performance and certified 2024 actual results in accordance with the predefined performance metrics and targets and the holistic evaluation of parameters for the Execution of Strategic Initiatives component under the AIP. Please see the "2024 Performance Highlights" section above for highlights of management's performance against these parameters considered in the payout of the 2024 AIP.

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Based on our actual performance and the review of the Execution of Strategic Initiatives, the HR Committee approved the following 2024 award payouts for the NEOs:

Named Executive Officer	2024 Annual Incentive Compensation Total Payout

	%	($)

Antonio Carrillo	160%	1,760,000
Gail M. Peck	160%	611,520
Kerry S. Cole	126%	442,588
Jesse E. Collins, Jr.	187%	589,705
Reid S. Essl	163%	611,120
Bryan P. Stevenson	160%	541,632
2024 LONG-TERM INCENTIVE COMPENSATION
LTI compensation opportunities are a key part of the total target compensation for our NEOs. The LTI program objectives are to:

Support a strong performance-based culture.	Align executives’ interests with those of shareholders.

Attract and retain key leaders and other participants through the use of equity programs.	Maintain a well-defined line of sight between performance and award.

The NEOs' 2024 LTI awards consist of 60% PBRSUs for the performance period January 1, 2024 through December 31, 2026 and 40% TBRSUs. The 2024 LTI award opportunity details are as follows:
Performance-Based Restricted Stock Units. 60% of each NEO’s target 2024 LTI award opportunity is made in the form of PBRSUs, which will not vest unless the performance metric is met. The awarding of PBRSUs is designed to (i) increase the visibility of the long-term incentive performance goals for the program’s participants, (ii) align their efforts toward achieving these goals, and (iii) reinforce pay-for-performance philosophy through settlement of awards following the end of the relevant performance period. These units are non-voting and do not receive dividends or dividend equivalents during the performance period. The HR Committee approves performance targets and payout ranges at the beginning of the three-year performance period. Our actual performance during the performance period determines the number of PBRSUs that will be ultimately earned following the end of the performance period. After the HR Committee certifies the actual results of the performance period, the earned PBRSUs are settled in shares of Common Stock upon the established vesting date.
The HR Committee approved the following company-wide performance metrics and weighting for the PBRSUs to incentivize long-term growth of shareholder value:

Weighting of Total Performance-Based Equity Award
Average Pre-Tax Return on Capital	40%
Cumulative Adjusted Earnings per Share	40%
Relative Total Shareholder Return	20%

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The awards will settle in March 2027 following determination of results of the 2024-2026 performance period. Each NEO may receive from 0% to 200% of the target PBRSUs based on actual performance against the target levels set by the HR Committee. The NEOs will earn 0% of the target value if the threshold performance level is not achieved. For performance falling between the specified levels, the amount of PBRSUs earned will be interpolated accordingly between the specified performance levels.
Time-Based Restricted Stock Units. 40% of the target 2024 LTI award opportunity was made in the form of TBRSUs to promote long-term executive retention and alignment with shareholders. The TBRSUs vest 33⅓% on each of March 15, 2025, 2026, and 2027 if the NEO remains continuously employed by Arcosa through such date. All TBRSUs are non-voting and provide for dividend equivalent units payable in cash, which will vest on the same schedule as the corresponding TBRSUs.
The 2024 target LTI award opportunity for each NEO was set as a specified target dollar value as set forth below. The number of TBRSUs and PBRSUs awarded to the NEOs in March 2024 was calculated by dividing the target value for each NEO by our closing stock price on the grant date of March 7, 2024, which was $85.71 per share.

Named Executive Officer	Target Value of Time-Based Restricted Stock Units ($)	Target Value of Performance-Based Restricted Stock Units ($)	Total Target Value of LTI Award ($)

Antonio Carrillo	1,720,000	2,580,000	4,300,000
Gail M. Peck	349,440	524,160	873,600
Kerry S. Cole	260,936	391,404	652,340
Jesse E. Collins, Jr.	234,260	351,390	585,650
Reid S. Essl	299,936	449,904	749,840
Bryan P. Stevenson	232,128	348,192	580,320
2022-2024 PERFORMANCE-BASED RESTRICTED STOCK UNITS
In May 2022, each of the NEOs received an annual LTI award opportunity, which included a grant of 2022-2024 PBRSUs. The payout of these units is based on Arcosa’s Average Pre-Tax Return on Capital, Cumulative Adjusted Earnings Per Share ("Adjusted EPS"), and rTSR for the 2022-2024 performance period.

* See Annex A for a reconciliation of Non-GAAP measures to the most comparable GAAP measures.

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In February 2025, the HR Committee approved the 2022-2024 performance period based on the Company's performance reflecting a reduction in the target levels for the Adjusted EPS metric resulting from the divestiture of the Storage Tanks business in 2022 and the divestiture of the Steel Components business in 2024. Additionally, the HR Committee excluded from the calculation of the Average Pre-Tax Return on Capital and the Adjusted EPS metrics the impact of any advanced manufacturing production AMP tax credits ("AMP Tax Credits") related to the wind tower manufacturing as well as the impact of certain proceeds from financing temporarily on the Company's balance sheet immediately prior to closing the Stavola transaction. The 2022-2024 PBRSUs will settle upon vesting in May 2025, resulting in a payout of 194.4% of target as illustrated below.

	Arcosa 2021-2023 Performance-Based Restricted Stock Units

Named Executive Officer	Target Units		Payout Percentage		Final Unit Payout

Antonio Carrillo	40,468	×	194.4%	=	78,670
Gail M. Peck	8,477	×	194.4%	=	16,480
Kerry S. Cole	6,592	×	194.4%	=	12,815
Jesse E. Collins, Jr.	5,798	×	194.4%	=	11,272
Reid S. Essl	7,000	×	194.4%	=	13,608
Bryan P. Stevenson	4,813	×	194.4%	=	9,357
Other Compensation Plans
POST-EMPLOYMENT BENEFITS
Our retirement and savings compensation plans are designed to assist executives in the transition from active employment. The HR Committee believes these plans assist in recruiting and retaining senior executives and facilitate employment transition. Our retirement and savings compensation plans, as amended, consist of the following:
•Arcosa, Inc. 401(k) Plan (the "401(k) Plan") - a voluntary, tax qualified, defined contribution plan that covers most of Arcosa’s employees, including the NEOs and includes a dollar-for-dollar Company-matching contribution of up to six percent of the participant’s eligible pay for each payroll period, consistent with market terms.
•Arcosa, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan") - a plan for highly compensated employees, including the NEOs, allowing them to defer a portion of their base pay and annual incentive in accordance with the Deferred Compensation Plan.

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CHANGE IN CONTROL SEVERANCE PLAN
Arcosa’s Board continues to believe it is appropriate to reinforce and encourage the attention and dedication of members of Arcosa’s senior management to the interests of shareholders without distraction in potential circumstances arising from the possibility of a change in control of Arcosa.
On March 3, 2022, our Board approved the 2022 CIC Plan. Each of the NEOs entered into a participation agreement under the 2022 CIC Plan upon which such officer became subject to the 2022 CIC Plan and any prior individual change in control agreements were terminated. The 2022 CIC Plan has a three-year term that automatically renews with one-year extensions unless notice of termination is otherwise provided.
The 2022 CIC Plan contains a "double trigger" provision that requires both a change in control of Arcosa and a qualifying termination of the NEO’s employment before compensation will be paid under the 2022 CIC Plan or for acceleration of equity awards that are granted after December 6, 2018. Pursuant to the 2022 CIC Plan, if an NEO’s employment is terminated by Arcosa without "Cause" or by the participant for "Good Reason," in each case, within six months prior to and in connection with a "Change in Control" or within two years following a "Change in Control" (each, as defined in the 2022 CIC Plan), then:
•the NEO will receive a lump-sum cash severance payment equal to (i)(x) the sum of the NEO’s annual base salary and target annual incentive bonus, or, if higher and the Change in Control or date of termination occurs more than six months into a fiscal year, the annual incentive bonus payable on actual performance multiplied by (y) three for the Chief Executive Officer, two for the Chief Financial Officer, the Chief Legal Officer, and group presidents, and one and a half for all other participants; plus (ii) a prorated annual incentive bonus for the year in which the termination occurs based on target performance;
•all then-outstanding and unvested equity awards that were granted on or after December 6, 2018 will become 100% vested;
•all benefits under any then-outstanding deferred compensation arrangements will become 100% vested; and
•for 24 months following the NEO’s termination, (i) the NEO will continue to receive medical, dental, vision, health, and life insurance benefits no less favorable than were provided prior to termination, provided that such coverage will cease if the NEO obtains comparable coverage under a subsequent employer’s benefit plan; and (ii) the NEO will receive executive level outplacement services, up to a maximum of $15,000.
The NEOs are required to execute a release in favor of Arcosa in exchange for receiving 2022 CIC Plan benefits. Each NEO is subject to non-competition, non-solicitation, and non-recruitment covenants for 12 months following termination of employment, as well as confidentiality obligations and non-disparagement covenants that survive indefinitely.
The 2022 CIC Plan does not include excise tax gross ups. In the event payments under the 2022 CIC Plan would trigger the "golden parachute" excise tax under Sections 280G and 4999 of the Code, such payments will be reduced if such reduction would result in a greater after-tax benefit to the NEO.
Arcosa considers the compensation payable under the 2022 CIC Plan upon specified events of termination following a Change in Control to be appropriate in light of the unique mix of the industries in which it is engaged, the limited number of companies in many of those industries, and the uncertain length of time necessary to find new employment. The level of payments and benefits provided under the 2022 CIC Plan are considered appropriate. These benefits are recognized as part of the total compensation package and are reviewed periodically but may not be specifically considered by the HR Committee when making changes in base salary, annual incentive compensation, or long-term incentive compensation.
The Change in Control severance benefits are discussed in the Compensation of Executives section under "Potential Payments Upon Termination or Change in Control." Arcosa does not have severance agreements with NEOs other than in connection with the 2022 CIC Plan.
HEALTH AND WELFARE BENEFITS
The Arcosa-supported medical plan, life insurance, long-term disability plan, employee-paid dental, vision, critical illness insurance, and supplemental life insurance are substantially similar for the NEOs as for all full-time employees. Arcosa does not provide health benefits to retirees.

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Tax and Accounting Implications of Executive Compensation
Section 162(m) of the Code limits the federal income tax deduction for public corporations to $1.0 million per year for compensation paid in any fiscal year to the NEOs. The HR Committee will establish executive compensation arrangements that it believes are in the best interests of Arcosa and our shareholders, even if those arrangements are not fully deductible under Section 162(m).
Arcosa recognizes the compensation expense for all equity awards made to employees and directors, including stock options, stock appreciation rights and other awards, in our financial statements based on the principles of ASC Topic 718.
DEFINITION OF NON-GAAP AND OTHER PERFORMANCE MEASURES USED IN THE CD&A
The following sets forth the definitions of the non-GAAP and other performance measures that were approved by the HR Committee in establishing performance levels under our incentive plans. In determining final awards, the HR Committee retains the discretion to make adjustments for incentive plan purposes to eliminate the impact (positive or negative) of items that the HR Committee deems are appropriate:
•Adjusted Earnings Per Share: reported diluted earnings (loss) per share from continuing operations before extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gain or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction and separation expenses, and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, any changes to federal, state, or local tax laws that impact the Company's tax liability, the impact of changes in accounting rules, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate.
•Adjusted EBITDA Margin: Adjusted EBITDA divided by Revenues, excluding the impact of the Stavola acquisition.
•Average Pre-Tax Return on Capital: the average Pre-Tax Return on Capital for the three years of the performance period.
•Cumulative Adjusted Earnings Per Share: the sum of the Adjusted Earnings Per Share for each year in the three-year performance period.
•Enterprise Adjusted EBITDA: enterprise operating income (loss) from continuing operations before interest, income taxes, depreciation, depletion, and amortization, extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gains or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction expenses and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, the impact of changes in accounting rules, any changes to federal, state, or local tax laws that impact the Company's tax liability, in each case as approved by the HR Committee, but excluding the impact of the Stavola acquisition, and any other adjustments the HR Committee deems appropriate.
•Execution of Strategic Initiatives: measured holistically by progress in sustainability initiatives, growth in the businesses, and execution of working capital management.
•Group Adjusted EBITDA: group operating income (loss) from continuing operations before interest, income taxes, depreciation, depletion, and amortization, extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gains or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction expenses and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, the impact of changes in accounting rules, any changes to federal, state, or local tax laws that impact the Company's tax liability, in each case as approved by the HR Committee, but excluding the impact of the Stavola acquisition, and any other adjustments the HR Committee deems appropriate.
•Group Adjusted EBITDA Margin: Group Adjusted EBITDA divided by Group Revenues.

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•Pre-Tax Return on Capital: Enterprise Adjusted EBITDA (as defined above) Divided by ((Current Assets – Current Liabilities + Current Portion of Long-Term Debt) + Net Plant, Property and Equipment). Balance Sheet items will be calculated using an average of 5 points (Beginning of Q1, End of Q1, End of Q2, End of Q3, and End of Q4).
•Total Shareholder Return: the annualized percent change in value from the beginning of the performance period to the end and including the reinvestment of dividends. A calendar-month average stock price measured at the beginning and the end of the performance period will be used.
Human Resources Committee Report
We have reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Human Resources Committee:
Joseph Alvarado, Chair
John W. Lindsay
Kimberly S. Lubel

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Compensation of Executives
SUMMARY COMPENSATION TABLE
The following table and accompanying narrative disclosure should be read in conjunction with "Compensation Discussion and Analysis" above, which sets forth the objectives of Arcosa’s executive compensation programs.
The "Summary Compensation Table" below summarizes the total compensation paid to or earned by each of the NEOs for the fiscal years ended December 31, 2024, 2023, and 2022.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

Antonio Carrillo President and Chief Executive Officer	2024	1,000,000	4,514,806	1,760,000	—	21,673	7,296,479
	2023	980,500	4,189,222	1,283,475	153	20,770	6,474,120
	2022	925,000	3,943,232	1,434,675	622	19,267	6,322,796
Gail M. Peck Chief Financial Officer	2024	546,000	917,450	611,520	—	20,700	2,095,670
	2023	525,000	2,375,430	437,325	—	19,800	3,357,555
	2022	485,000	826,012	478,695	—	18,300	1,808,007
Kerry S. Cole Group President	2024	501,800	685,096	442,588	—	20,700	1,650,184
	2023	482,500	653,894	303,975	—	19,800	1,460,169
	2022	463,500	642,317	486,675	—	18,300	1,610,792
Jesse E. Collins, Jr. Group President	2024	450,500	614,975	589,705	—	20,668	1,675,848
	2023	425,000	575,815	467,075	—	19,800	1,487,690
	2022	407,000	564,960	471,225	—	18,300	1,461,485
Reid S. Essl Group President	2024	535,600	787,395	611,120	—	20,700	1,954,815
	2023	515,000	2,251,449	465,045	—	19,800	3,251,294
	2022	491,500	682,108	329,600	—	18,300	1,521,508
Bryan P. Stevenson Chief Legal Officer	2024	483,600	609,412	541,632	—	19,838	1,654,482
	2023	465,000	533,057	387,345	—	19,800	1,405,202
	2022	440,000	469,017	372,240	—	18,300	1,299,557

(1) Amounts deferred pursuant to the Deferred Compensation Plan in 2024 for Mr. Essl are reported in the "Nonqualified Deferred Compensation Table" below.
(2) Amounts reflect the grant date fair value of awards of TBRSUs and PBRSUs granted in the fiscal year computed in accordance with ASC Topic 718. The policy and assumptions made in the valuation of share-based payments are contained in Note 13 of Item 8 of the 2024 Annual Report. Amounts for PBRSUs are included at target value. The potential maximum values (200% of target) for the 2024-2026 PBRSUs are for Messrs. Carrillo, $5,589,556; Cole, $848,217; Collins, $761,288; Essl, $974,820; and Stevenson, $754,449; and Ms. Peck, $1,135,851. The increase in the 2024 grant date fair value of awards compared to the total target value of awards is due to the grant date fair value of PBRSUs that are linked to the achievement of rTSR.
(3) Non-equity incentive plan compensation represents cash awards earned under the AIP based on specified performance goal achievements.
(4) Arcosa does not have a pension plan for its NEOs. For Mr. Carrillo, amounts represent the above market earnings from the interest rate equivalent on director fees previously earned as a non-employee director of our Former Parent and deferred under our Former Parent's deferred plan for director fees. See "Director Compensation."
(5) Arcosa’s 401(k) Plan includes a dollar-for-dollar Company-matching contribution of up to six percent of the NEOs' eligible pay for each payroll period, with the total amount of such matching contribution capped at $20,700. For Mr. Carrillo, amounts in 2024 also include dividend equivalents on phantom stock units accrued in respect of deferred director fees previously earned as a director of our Former Parent prior to his April 2018 appointment as an officer of our Former Parent and CEO of Arcosa.

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GRANTS OF PLAN-BASED AWARDS
The following table summarizes the 2024 equity and non-equity plan-based awards granted to the NEOs.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards Number of Shares of Stock or Awards (#)(4)	Grant Date Fair Value of Stock Awards ($)(5)
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Antonio Carrillo
AIP		—	1,100,000	2,200,000
Performance-Based RSUs	3/7/2024				—	30,103	60,206		2,794,778
Time-Based RSUs	3/7/2024							20,068	1,720,028
Gail M. Peck
AIP		—	382,200	764,400
Performance-Based RSUs	3/7/2024				—	6,117	12,234		567,925
Time-Based RSUs	3/7/2024							4,078	349,525
Kerry S. Cole
AIP		—	351,260	702,520
Performance-Based RSUs	3/7/2024				—	4,568	9,136		424,109
Time-Based RSUs	3/7/2024							3,045	260,987
Jesse E. Collins, Jr.
AIP		—	315,350	630,700
Performance-Based RSUs	3/7/2024				—	4,100	8,200		380,644
Time-Based RSUs	3/7/2024							2,734	234,331
Reid S. Essl
AIP		—	374,920	749,840
Performance-Based RSUs	3/7/2024				—	5,250	10,500		487,410
Time-Based RSUs	3/7/2024							3,500	299,985
Bryan P. Stevenson
AIP		—	338,520	677,040
Performance-Based RSUs	3/7/2024				—	4,063	8,126		377,224
Time-Based RSUs	3/7/2024							2,709	232,188
(1) The grant date of all stock awards is the date of the HR Committee meeting or Board meeting at which such award was approved.
(2) Represents the potential amounts payable under the 2024 AIP for attainment of specified performance goals. Actual amounts earned were paid in March 2025 and are disclosed in the 2024 Summary Compensation Table. Threshold, target, and maximum amounts each assume that the performance level was met for all applicable financial metrics. Performance below the minimum threshold results in no payout, and performance above the maximum level is capped at a maximum total payout of 200% of the target award. For performance falling between the specified levels, the amount earned will be interpolated accordingly. The performance metrics and targets used to determine the amounts of the awards paid are described above under "Compensation Discussion and Analysis."
(3) Represents the potential number of PBRSUs of Arcosa that could be earned based on financial performance and TSR for 2024 through 2026. Actual amounts of PBRSUs will vest and settle in shares of Common Stock on March 15, 2027, based on attainment of performance goals. Awards will pay out between 0% to 200% of the target PBRSU based on actual performance against the performance levels set by the HR Committee. For performance falling between the specified levels, the amount of PBRSUs earned will be interpolated accordingly. The performance metrics and targets used to determine the amounts of the awards paid are described above under "Compensation Discussion and Analysis."

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(4) Represents TBRSUs of Arcosa, of which 33 1/3% vested on March 15, 2025, and 33 1/3% will vest on each of March 15, 2026 and March 15, 2027, if the NEO remains an employee on such date. TBRSUs accrue dividend equivalent units payable in cash, which vest on the same vesting schedule as the underlying award.
(5) The grant date fair value of the stock awards is calculated in accordance with ASC Topic 718.
OPTION GRANT PRACTICES
We have not historically granted stock options to our employees. We therefore (i) do not grant, and have not granted, stock options in anticipation of the release of material nonpublic information, (ii) we do not time, and have not timed, the release of material nonpublic information based on stock option grant dates or for the purpose of affecting the value of executive compensation and (iii) we do not take, and have not taken, material nonpublic information into account when determining the timing and terms of stock options. As stock options have not been an element of employee compensation for a significant amount of time, we do not have a formal policy with respect to the timing of stock option grants, and we did not grant stock options or stock appreciation rights in 2024.
DISCUSSION REGARDING SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS
In 2024, the NEOs were granted 40% of their respective target LTI compensation opportunity as TBRSUs. These awards were granted to reflect the HR Committee’s desire to incentivize the long-term commitment of key executives to build shareholder value. These TBRSUs vest over three years with 33 1/3% on each of March 15, 2025, 2026, and 2027, if the NEO remains an employee on such date. All TBRSUs are non-voting and provide for dividend equivalent units payable in cash, which will vest on the same schedule as the corresponding TBRSUs.
The remaining 60% of the NEO's target LTI compensation opportunity was granted in the form of PBRSUs for the 2024-2026 performance period based on three-year average Pre-Tax Return on Capital, Cumulative Adjusted Earnings Per Share, and rTSR. Each PBRSU earned will convert into either one share of Common Stock or the cash value of one share of Common Stock and vest on March 15, 2027. During the vesting period, recipients do not earn dividends on, and are not entitled to vote with respect to, the PBRSUs.
See "2024 Annual Compensation Determination—2024 Long-Term Incentive Compensation" under "Compensation Discussion and Analysis" above for a description of the terms of 2024 LTI compensation.
In the "Grants of Plan-Based Awards" table, the estimates for future payouts under the 2024 AIP awards represent potential payments of annual incentive compensation for 2024 based on achievement of specified performance metrics. See "2024 Annual Compensation Determination—Annual Incentive Compensation" under "Compensation Discussion and Analysis" above for a description of the 2024 AIP awards.
We have a 401(k) plan that permits employees to elect to set aside a portion of their compensation (subject to the maximum limit on the amount of compensation permitted by the Code to be deferred for this purpose) in a trust to pay future retirement benefits. For 2024, we matched up to six percent of the employee’s eligible compensation set aside for this purpose with the cumulative amount of our match capped at $20,700. See "Compensation Discussion and Analysis—Other Compensation Plans—Post-Employment Benefits."
OUTSTANDING EQUITY AWARDS AT YEAR-END
The following table summarizes as of December 31, 2024, for each NEO, the number of shares of unvested stock awards held in both Arcosa and Former Parent. The market value of the stock awards was based on the closing price of the Common Stock as of December 31, 2024, which was $96.74 for Arcosa (stock ticker "ACA") and $35.10 for our Former Parent (stock ticker "TRN").

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Name	Stock Awards

	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Antonio Carrillo	69,436	(1)	5,656,168	(1)	39,208	(3)	3,792,982	(3)
	78,670	(2)	7,610,536	(2)	30,103	(4)	2,912,164	(4)
Gail M. Peck	47,584	(1)	3,863,658	(1)	8,193	(3)	792,591	(3)
	16,480	(2)	1,594,275	(2)	6,117	(4)	591,759	(4)
Kerry S. Cole	20,561	(1)	1,372,671	(1)	6,120	(3)	592,049	(3)
	12,815	(2)	1,239,723	(2)	4,568	(4)	441,908	(4)
Jesse E. Collins, Jr.	6,417	(1)	620,781	(1)	5,389	(3)	521,332	(3)
	11,272	(2)	1,090,453	(2)	4,100	(4)	396,634	(4)
Reid S. Essl	42,605	(1)	3,546,383	(1)	7,033	(3)	680,372	(3)
	13,608	(2)	1,316,438	(2)	5,250	(4)	507,885	(4)
Bryan P. Stevenson	5,995	(1)	579,956	(1)	4,989	(3)	482,636	(3)
	9,357	(2)	905,196	(2)	4,063	(4)	393,055	(4)
(1) Represents the actual number of unvested restricted shares and TBRSUs at market value. Includes TRN awards that were granted by our Former Parent prior to the spin-off transaction in 2018 (the "Separation"), and corresponding Arcosa awards received in respect of such TRN awards through the Separation. The following table provides the vesting date of the awards:

Vesting Date	Antonio Carrillo		Gail M. Peck		Kerry S. Cole		Jesse E. Collins, Jr.		Reid S. Essl		Bryan P. Stevenson
	ACA (#)	TRN (#)	ACA (#)	TRN (#)	ACA (#)	TRN (#)	ACA (#)	TRN (#)	ACA (#)	TRN (#)	ACA (#)	TRN (#)

3/15/2025	15,403	—	3,181	—	2,375	—	2,110	—	2,730	—	2,012	—
5/15/2025	8,992	—	7,380	—	1,464	—	1,288	—	7,163	333	1,069	—
3/15/2026	15,402	—	3,179	—	2,375	—	2,108	—	2,729	—	2,011	—
5/15/2026	—	—	6,608	3,333	666	2,000	—	—	5,608	333	—	—
3/15/2027	6,689	—	1,359	—	1,015	—	911	—	1,166	—	903	—
5/15/2027	—	—	11,657	2,000	—	—	—	—	11,213	666	—	—
5/15/2028	—	—	1,333	4,000	666	2,000	—	—	666	2,000	—	—
5/15/2029	—	—	888	2,666	—	—	—	—	666	2,000	—	—
4/3/2033	—	—	—	—	—	—	—	—	666	2,000	—	—
4/3/2046	—	—	—	—	—	—	—	—	666	2,000	—	—
Qualifying termination(a)	5,736	17,214	—	—	—	—	—	—	—	—	—	—
Retirement(b)	—	—	—	—	2,000	6,000	—	—	—	—	—	—
(a) Outstanding deferred TBRSUs that have vested but will be converted to shares of Common Stock upon a qualifying termination event.
(b) Outstanding TBRSUs that will vest at retirement in accordance with the grant.
(2) Represents the actual number of 2022-2024 PBRSUs that will vest and settle in shares of Common Stock on May 15, 2025 as certified by the HR Committee based on Arcosa's Average Pre-Tax Return on Capital, Cumulative Adjusted Earnings Per Share, and rTSR for the performance period and the corresponding market value of such shares. See "Compensation Discussion and Analysis—2024 Annual Compensation Determination—2022-2024 Performance-Based Restricted Stock Unit Awards."

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(3) Represents the target number or value, as applicable, of 2023-2025 PBRSUs that could be earned if target financial performance goals are achieved. Actual amounts of PBRSUs will vest and settle in shares of Common Stock on March 15, 2026 based on Arcosa's Average Pre-Tax Return on Capital, Cumulative Adjusted Earnings Per Share, and rTSR for the performance period. Awards will pay out between 0% to 200% of the target PBRSU based on actual performance against the performance levels set by the HR Committee. For performance falling between the specified levels, the amount of PBRSUs earned will be interpolated accordingly.
(4) Represents the target number or value, as applicable, of 2024-2026 PBRSUs that could be earned if target financial performance goals are achieved. Actual amounts of PBRSUs will vest and settle in shares of Common Stock on March 15, 2027 based on Arcosa's Average Pre-Tax Return on Capital, Cumulative Adjusted Earnings Per Share, and rTSR for the performance period. Awards will pay out between 0% to 200% of the target PBRSU based on actual performance against the performance levels set by the HR Committee. For performance falling between the specified levels, the amount of PBRSUs earned will be interpolated accordingly. See "Compensation Discussion and Analysis—2024 Annual Compensation Determination—2024 Long-Term Incentive Compensation."
STOCK VESTED IN 2024
The following table summarizes for the NEOs in 2024 the number of shares acquired upon the vesting of restricted stock and restricted stock units and the value realized, each before payout of any applicable withholding tax. No stock options were exercised in 2024. As of December 31, 2024, Arcosa had no stock options outstanding.

Name		Stock Awards

	Stock Ticker	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Antonio Carrillo	ACA	83,208	7,358,915
Gail M. Peck	ACA	11,499	1,010,054
	TRN	2,667	81,984
Kerry S. Cole	ACA	15,158	1,340,058
	TRN	5,000	147,920
Jesse E. Collins, Jr.	ACA	10,801	954,729
Reid S. Essl	ACA	14,073	1,243,933
	TRN	4,000	122,960
Bryan P. Stevenson	ACA	9,521	841,181
(1) The amounts shown are calculated based on the closing stock price of Common Stock on the date of vesting.

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NONQUALIFIED DEFERRED COMPENSATION
The table below shows the contributions by the NEOs and Arcosa, the aggregate earnings on nonqualified deferred compensation in 2024, and the aggregate balance at year-end under nonqualified deferred compensation plans of Arcosa. Arcosa does not provide matching contribution amounts under the Deferred Compensation Plan.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)

Antonio Carrillo	—	72,311	—	527,574
Gail M. Peck	—	38,652	—	677,089
Kerry S. Cole	—	63,001	—	507,009
Jesse E. Collins, Jr.	—	—	—	—
Reid S. Essl	93,248	121,127	—	778,323
Bryan P. Stevenson	—	—	—	—
(1) Salary and incentive compensation deferrals to the Deferred Compensation Plan. The amounts are also included in the "Salary" and/or "Non-Equity Incentive Plan Compensation" columns, as applicable, in the Summary Compensation Table for 2024.
(2) Represents earnings or losses in the Deferred Compensation Plan for Messrs. Cole and Essl, and Ms. Peck. For Mr. Carrillo, this column represents earnings in respect of deferred director fees previously earned as a director of our Former Parent.
(3) Includes salary and incentive compensation deferrals to, and Company matching amounts under, the Deferred Compensation Plan in the aggregate that are reported in the Summary Compensation Table for Mr. Essl, $77,377 in 2023 and $62,450 in 2022.
DEFERRED COMPENSATION DISCUSSION
For 2024, we had a deferred compensation plan for highly compensated employees who are limited as to the amount of deferrals allowed under our 401(k) Plan. Participants may elect to defer salary prior to the beginning of the fiscal year and annual incentive pay prior to the beginning of the year to which the incentive payments related. Participants chose from several mutual fund-like deemed investments. See "Compensation Discussion and Analysis—Other Compensation Plans."
Amounts are paid out immediately upon death. Upon termination of employment, amounts in the Deferred Compensation Plan are paid out beginning six months after termination of employment in lump sum or annual installments from one to twenty years according to election of the participant.
Potential Payments Upon Termination or Change in Control
DEATH, DISABILITY, OR RETIREMENT
Arcosa’s long-term disability plan provides all salaried employees, including the NEOs, with a disability benefit after six months of disability of 60% of base salary up to a maximum of $15,000 a month while disabled and until normal retirement at age 65, provided that the disability occurred prior to age 63. If the disability occurred at age 63 or older, the maximum benefit period will be based on the age at disability. Deferred compensation benefits that are payable upon termination are described under "Deferred Compensation Discussion."
Equity awards held by the NEOs have no acceleration of vesting upon voluntary or involuntary termination, but vesting is accelerated on death or disability, and in some cases retirement. The Company AIP provides that in the event of death or disability, if the HR Committee so determines, the participant will be eligible to receive the pro rata portion of the participant’s AIP that would have been payable in such year. The Company AIP also provides that in the event of termination of employment for any other reason following the end of the performance period and prior to the date of actual payment, the HR Committee may pay the participant an amount not to exceed the amount earned.

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Table of Contents	Executive Compensation
The following table provides the dollar value of (i) accelerated vesting of equity awards, and (ii) the payment of annual incentive compensation, in each case assuming each of the NEOs had been terminated by death, disability, or retirement on December 31, 2024. As of December 31, 2024, there were no outstanding stock options held by any of the NEOs.

	Antonio Carrillo(1)	Gail M. Peck	Kerry S. Cole	Jesse E. Collins, Jr.	Reid S. Essl	Bryan P. Stevenson
	($)	($)	($)	($)	($)	($)

Death
Equity Awards(2)	13,073,333	5,409,969	2,552,831	1,661,844	4,846,954	1,498,725
AIP(3)	1,760,000	611,520	442,588	589,705	611,120	541,632
Total	14,833,333	6,021,489	2,995,419	2,251,549	5,458,074	2,040,357
Disability
Equity Awards(2)	13,073,333	5,409,969	2,552,831	1,661,844	4,846,954	1,498,725
AIP(3)	1,760,000	611,520	442,588	589,705	611,120	541,632
Total	14,833,333	6,021,489	2,995,419	2,251,549	5,458,074	2,040,357
Retirement
Equity Awards(2)	10,339,267	2,784,872	1,860,820	1,285,912	—	—
AIP(3)	1,760,000	611,520	442,588	589,705	611,120	541,632
Total	12,099,267	3,396,392	2,303,408	1,875,617	611,120	541,632
(1) Upon termination due to death, disability, or retirement, in addition to the amounts reflected in the table, Mr. Carrillo would also receive a cash payout for his cash balance under the Director Deferred Plan (as defined below), which represents fees earned and deferred while he served as a non-employee director of Former Parent. As of December 31, 2024, his accumulated cash balance in the Director Deferred Plan was $527,574.
(2) The market value of the outstanding ACA and TRN equity awards was based on the closing price of the Common Stock as of December 31, 2024, which was $96.74 for Arcosa and $35.10 for our Former Parent.
(3) Assumes payment at the discretion of the HR Committee of 2024 award payments under the AIP based on 2024 actual results.
CHANGE IN CONTROL
Each of the NEOs is currently a participant in the 2022 CIC Plan. For additional discussion of the 2022 CIC Plan, see "Compensation Discussion & Analysis - Other Compensation Plans - Change in Control Severance Plan." Pursuant to the terms of the 2022 CIC Plan, if the NEO’s employment was terminated by Arcosa without "Cause" (as defined below) or by the participant for "Good Reason" (as defined below), in each case, within six months prior to and in connection with or within two years following a "Change in Control" (as defined below), then equity awards granted on or after December 16, 2018 vest and benefits under the Deferred Compensation Plan and 401(k) Plan vest. In addition, the NEO would have received a lump-sum cash severance payment equal to (i)(x) the sum of the NEO’s annual base salary and target annual incentive bonus, or, if higher and the Change in Control or date of termination occurs more than six months into a fiscal year, the annual incentive bonus payable on actual performance multiplied by (y) three for the CEO, two for the CFO, the CLO, and group presidents, and one and a half for all other participants; plus (ii) a prorated annual incentive bonus for the year in which the termination occurs based on target performance and the NEO would have received continued insurance benefits for 24 months following termination and outplacement services up to a maximum of $15,000.
"Cause" is generally defined as a participant’s (i) continued failure to satisfactorily perform his or her duties with Arcosa, failure to comply with Arcosa’s Code of Conduct and other written policies, willful failure to follow directions of the Board or his or her supervisor or manager, or any other willful act that likely will result in a materially negative effect to Arcosa, which, if curable, is not cured within thirty (30) days after notice thereof; (ii) fraud, theft, misappropriation embezzlement, dishonesty, or breach of fiduciary duty by the Participant; (iii) misappropriation of any corporate opportunity or otherwise obtaining personal profit from any transaction which is adverse to the interests of Arcosa or to the benefits of which Arcosa is entitled; (iv) the conviction of a crime that has caused or may be reasonably expected to cause material injury to Arcosa or any of its affiliates, or the conviction of a felony; or (v) willful misconduct which is injurious to Arcosa (monetarily or otherwise), which if curable, is not cured by the participant within thirty (30) days after of a written notice from Arcosa.

57

Executive Compensation	Table of Contents
"Change in Control" is generally defined as (i) any other person or entity acquires beneficial ownership of 30% or more of Arcosa’s outstanding Common Stock, or the combined voting power over Arcosa’s outstanding voting securities unless the transaction resulting in the person becoming the beneficial owner of 30% or more of the combined voting power is approved in advance by Arcosa’s Board; (ii) incumbent directors cease for any reason to constitute at least a majority of the Board; (iii) a merger or consolidation of Arcosa or any of its subsidiaries with any other corporation, or an agreement for the sale or disposition by Arcosa of all or substantially all of Arcosa’s assets, subject to certain exceptions; or (iv) the stockholders approve a complete liquidation or dissolution of Arcosa.
"Good Reason" is generally defined as (i) a material diminution in the participant’s job title, responsibilities or duties; (ii) after the occurrence of a Change in Control, a material adverse change in the nature or scope of the authorities, powers, functions, responsibilities, or duties attached to the position(s) with Arcosa that the participant held immediately before the Change in Control; (iii) a reduction by Arcosa in the participant’s base salary, unless the reduction is a proportionate reduction of the compensation of the participant and all other senior officers of Arcosa as a part of a company-wide effort to enhance Arcosa’s financial condition; (iv) any action by Arcosa which would materially reduce the participant’s benefits, in the aggregate, under Arcosa’s benefit plans and incentive plans; (v) a change of more than fifty (50) miles from the location where the participant performs the majority of the participant’s job duties immediately prior to the Change in Control; or (vi) any material breach by Arcosa of any provision of the 2022 CIC Plan. The participant is required to provide Arcosa with an opportunity to remedy the Good Reason event prior to the participant submitting a notice of termination for Good Reason.
The following table provides the payments and benefits reflecting a Change in Control occurring on December 31, 2024, with each NEO's employment being terminated by Arcosa without Cause or for Good Reason on such date:

Name	Equity Awards ($)(1)	AIP ($)(2)	Cash Compensation ($)(3)	Continuation of Benefits ($)(4)	Total ($)

Antonio Carrillo(5)	16,276,188	1,100,000	8,280,000	50,590	25,706,778
Gail M. Peck	6,068,072	382,200	2,315,040	59,143	8,824,455
Kerry S. Cole	3,044,338	351,260	1,888,776	51,790	5,336,164
Jesse E. Collins, Jr.	2,099,645	315,350	2,080,410	47,414	4,542,819
Reid S. Essl	5,411,821	374,920	2,293,440	18,700	8,098,881
Bryan P. Stevenson	1,921,256	338,520	2,050,464	50,533	4,360,773
(1) Accelerated vesting of equity awards. The market value of the outstanding ACA and TRN equity awards was based on the closing price of the Common Stock as of December 31, 2024, which was $96.74 for Arcosa and $35.10 for our Former Parent.
(2) Payment of 2024 award under the AIP at target performance.
(3) Cash lump sum equal to the sum of base salary and AIP at greater of performance or target both then in effect, multiplied by (i) three for the CEO, (ii) two for the CFO, the CLO, and group presidents, and (iii) one and a half for all other participants.
(4) Estimated cost of continuation for 24 months of medical, life, and other insurance benefits, and the maximum amount of outplacement services benefits.
(5) In addition to the amounts reflected in the table, Mr. Carrillo would also receive a cash payout for his cash balance under the Director Deferred Plan (as defined below), which represents fees earned and deferred while he served as a non-employee director of Former Parent. As of December 31, 2024, his accumulated cash balance in the Director Deferred Plan was $527,574.

58

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of SEC Regulation S-K, Arcosa is providing the following information about the relationship of the median of the annual total compensation of its employees and the annual total compensation of Mr. Carrillo, the CEO.

2024 Compensation
CEO, Antonio Carrillo	$7,296,479
Median Employee	$68,719
Compensation Ratio	106:1
SEC rules and regulations require a company to identify the median employee only once every three years, absent significant changes to the company's employee population, employee compensation arrangements or median employee's status during that period that would reasonably be expected to result in a significant change in the pay ratio. We identified our median employee in 2022, and in each of 2023 and 2024, we concluded that there have been no significant changes in our employee population or employee compensation arrangements that we reasonably believe would significantly impact our pay ratio disclosure, thus the selection of the median employee remained unchanged from 2022.
Arcosa calculated the median employee's total annual compensation in the same manner as we calculated the CEO's total annual compensation in the Summary Compensation Table.
The ratio disclosed above is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K.

59

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of SEC Regulation S-K, Arcosa is providing the information below, including a table disclosing specified executive compensation and financial performance measures for the three most recently completed fiscal years.

	Summary Compensation Table Total to PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(5)	Average Summary Compensation Table Total to Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(6)	Value of Initial Fixed $100 Investment Based On:		Net Income ($)(4)	Company Selected Measure: Adjusted EBITDA ($)(7)
Year					Company TSR ($)	Peer Group TSR ($)(3)

2024	7,296,479	13,935,808	1,806,200	3,061,030	221	270	93,700,000	447,000,000
2023	6,474,120	16,822,141	2,192,382	3,890,255	188	216	159,200,000	367,600,000
2022	6,322,796	8,628,851	1,540,270	1,742,629	123	143	245,800,000	325,100,000
2021	5,632,354	6,069,101	1,041,392	811,732	119	179	69,600,000	283,300,000
2020	5,442,103	15,314,301	1,221,695	2,125,492	124	125	106,600,000	283,700,000
(1) Mr. Carrillo is the PEO, the principal executive officer, reflected in the columns above.
(2) The non-PEO named executive officers ("Non-PEO NEOs") reflected in the columns above represent Messrs. Beasley, Cole, Collins, Essl, and Stevenson for 2020; Messrs. Beasley, Cole, Collins, Essl, and Stevenson, and Ms. Peck for 2021; and Messrs. Cole, Collins, Essl, and Stevenson, and Ms. Peck for 2022, 2023, and 2024.
(3) To better align with the strategic transformation of Arcosa's portfolio as a result of the recent acquisitions and divestitures, we changed the peer group used for purposes of the pay-versus-performance disclosure from the S&P Small Cap 600 Construction & Engineering Industry Index (the "Old Peer Group") to the Russell 3000 Index Construction and Materials Sector (the "Peer Group"). For the Old Peer Group, the total shareholder return for fiscal years 2020, 2021, 2022, 2023, and 2024 would be $115, $165, $168, $268, and $374.
(4) 2022 Adjusted Net Income is $106.8M, which is adjusted for the gain on the sale of the Storage Tanks business, net of taxes, and impact of acquisition and divestiture related expenses, net of taxes.
(5) The following table provides the Compensation Actually Paid (CAP) to the PEO in 2024:

Year	2024 ($)

Summary Compensation Total	7,296,479
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(4,514,806)
+ Fair Value of Stock Awards Granted in the Year	6,388,383
+ Year over Year Change in Fair Value of Outstanding and Unvested Stock Awards	4,266,598
+ Year over Year Change in Fair Value of Stock Awards Granted in Prior Years that Vested in the Year	488,324
+ Fair Value at the End of the Prior Year of Stock Awards that Failed to Meet Vesting Conditions in the Year	—
+ Value of Dividends Paid on Stock Awards not Otherwise reflected in Fair Value or Total Compensation	10,830
Compensation Actually Paid (a)	13,935,808
(a) Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. Details of each of the adjustments as required by item 402(v)(2)(iii)(C)(1)(i) – (vi) are shown in the table.

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Table of Contents	Pay Versus Performance
(6) The following table provides the average Compensation Actually Paid (CAP) to Non-PEO NEOs in 2024:

Year	2024 ($)

Summary Compensation Total	1,806,200
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(722,866)
+ Fair Value of Stock Awards Granted in the Year	1,022,825
+ Year over Year Change in Fair Value of Outstanding and Unvested Stock Awards	872,825
+ Year over Year Change in Fair Value of Stock Awards Granted in Prior Years that Vested in the Year	78,147
+ Fair Value at the End of the Prior Year of Stock Awards that Failed to Meet Vesting Conditions in the Year	—
+ Value of Dividends Paid on Stock Awards not Otherwise reflected in Fair Value or Total Compensation	3,899
Compensation Actually Paid (a)	3,061,030
(a) Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP. Details of each of the adjustments as required by item 402(v)(2)(iii)(C)(1)(i) – (vi) are shown in the table.
(7) See Annex A for a reconciliation of Non-GAAP measures to the most comparable GAAP measures.
Most Important Measures to Determine 2024 Compensation Actually Paid
We selected the following measures as the most important financial performance measures used by us to link compensation actually paid to Arcosa's performance. We identified Adjusted EBITDA as the "company selected measure," which represents the single most important financial measure. For additional discussion on these measures and how they factor into our NEOs' compensation in 2024, please see the discussion in our "Compensation Discussion and Analysis" in the "Annual Incentive Compensation" and "2024 Long-Term Incentive Compensation" sections.

Most Important Performance Measures
Adjusted EBITDA
Adjusted EBITDA Margin
Cumulative Adjusted Earnings Per Share
Pre-Tax Return on Capital
Total Shareholder Return
Working Capital
Company Selected Measure

61

Pay Versus Performance	Table of Contents
Relationship Between CAP and Financial Measures
The following charts provide a graphical depiction of the relationship between the CAP and the selected financial measures in addition to the relationship between Arcosa and the Peer Group's TSR. The 2020 CAP for both the PEO and the Non-PEO NEOs in each of the charts reflect a significant increase in stock price year over year and an increase in the estimated performance of outstanding PBRSUs in 2020. The 2020 CAP to PEO also includes the increase in value of the one-time equity grant made to Mr. Carrillo when he became CEO in 2018. The 2021 CAP to Non-PEO NEOs reflects the forfeiture of Mr. Beasley’s 2021 stock award upon his departure from Arcosa, causing a decrease in the average CAP for the Non-PEO NEOs for 2021. The 2023 and 2024 CAP for both the PEO and the Non-PEO NEOs in each of the charts reflects an increase in stock price and an increase in the estimated performance of outstanding PBRSUs. The 2023 and 2024 average CAP to Non-PEO NEOs also includes the increase in value of the one-time retention equity grant made to Mr. Essl and Ms. Peck.
*The value of initial Fixed $100 investment based on TSR.

62

Table of Contents	Pay Versus Performance
* 2022 Adjusted Net Income is $106.8M, which is adjusted for the gain on the sale of the Storage Tanks business, net of taxes, and impact of acquisition and divestiture related expenses, net of taxes.

63

Director Compensation
In December 2023, the G&S Committee conducted its annual review, pursuant to the G&S Committee Charter, of non-employee director compensation. Following a review of comparative market analysis provided by the Compensation Consultant, the G&S Committee determined no changes were necessary for non-employee director compensation for 2024.
The components of 2024 compensation for our non-employee directors, as approved by the Board, are as follows:

Additional Annual Director Compensation
$120,000	Non-Executive Chair Retainer Fee(2)
$20,000	Audit Committee Chair Retainer Fee
$20,000	Human Resources Committee Chair Retainer Fee
$15,000	Governance & Sustainability Committee Chair Retainer Fee
$2,000	Board and Committee Additional Meeting Fee per meeting attended(3)
$2,000	Ad hoc or special assignment work performed for or at the request of the CEO, per diem
(1) Number of shares is based on the closing stock price on the date of award. The annual equity award is granted following the Annual Meeting for continuing directors in the form of restricted stock with one-year cliff vesting or deferred restricted stock units that vest in one year but remain deferred until a qualifying termination of service from the Board, with the decision being made at the election of the individual director. Following the director's qualifying termination of services, vested deferred restricted stock units convert into shares of Common Stock equal to the number of units.
(2) The Non-Executive Chair Retainer Fee may be paid, at the Chair's election, in the form of cash or deferred restricted stock units.
(3) The Additional Meeting Fee is payable to members of the Board or members of Board committees for their attendance of each meeting attended, beginning with the second non-regularly scheduled meeting of the Board or its committees.
Non-employee directors may elect, pursuant to the Arcosa, Inc. Deferred Plan for Director Fees (the "Director Deferred Plan"), to defer the receipt of all or a specified portion of the cash retainers and fees to be paid to him or her. Deferred amounts are credited to an account on the books of Arcosa and treated as if invested either at an interest rate equivalent (5% in 2024) or, at the director’s prior election, in units ("phantom stock units") of the Common Stock at the closing price on the NYSE on the last day of the quarter following the date that a payment is credited to the director’s account. The phantom stock units are settled only in cash. Phantom stock units are credited with amounts equivalent to dividends paid on the Common Stock. Upon a qualifying termination, the value of the Director Deferred Plan account will be paid in cash to the director in a lump sum or in annual installments not exceeding ten years according to the director’s prior election.
Fees deferred pursuant to the Director Deferred Plan are credited to the director’s Director Deferred Plan account monthly. Fees that are not deferred pursuant to the Director Deferred Plan are paid in cash quarterly, in arrears.
Mr. Carrillo participated in our Former Parent's deferred plan for director fees. In connection with the Separation, amounts accumulated under this plan were transferred to Arcosa's Director Deferred Plan and continue to be deferred until a qualifying termination under the Director Deferred Plan.

64

Table of Contents	Director Compensation
To further align our non-employee directors’ and shareholders’ interests, we require that the directors hold shares of our Common Stock in an amount equal to five times the annual Board cash retainer within five years of becoming a director. All of our directors have met or are on track to meet the ownership requirements.
Non-employee directors may also participate in Arcosa's matching gifts program on similar terms as our employees. Under the program, Arcosa matches contributions up to $5,000 per year, per director, to charitable organizations.
The following table summarizes the compensation paid by Arcosa to non-employee directors for the fiscal year ended December 31, 2024. Mr. Carrillo does not receive additional compensation for his services as a director of Arcosa.
DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

Joseph Alvarado	130,000	130,041	—	5,000	265,041
Rhys J. Best	230,000	130,041	—	—	360,041
Jeffrey A. Craig	130,000	130,041	—	—	260,041
Steven J. Demetriou	110,000	130,041	—	—	240,041
Ronald J. Gafford(6)	39,032	—	—	—	39,032
John W. Lindsay	110,000	130,041	—	1,474	241,515
Kimberly S. Lubel	110,000	130,041	—	5,000	245,041
Julie A. Piggott	110,000	130,041	—	5,000	245,041
Melanie M. Trent	125,000	130,041	—	5,000	260,041
(1) Reflects the cash fees earned by directors for Board and committee service to Arcosa. Includes amounts deferred under the Director Deferred Plan.
(2) Reflects awards of restricted shares and restricted stock units granted on May 8, 2024 that will vest on May 8, 2025. The grant date fair value dollar amounts are computed in accordance with ASC Topic 718. The policy and assumptions made in the valuation of share-based payments are contained in Note 13 of Item 8 of the 2024 Annual Report.
(3) As of December 31, 2024, the directors had Arcosa restricted stock and restricted stock units totaling as follows: Messrs. Alvarado, 1,485; Best, 34,328; Craig, 1,485; Demetriou, 3,391; and Lindsay, 10,842; and Mses. Lubel, 1,485; Piggott, 5,761; and Trent, 9,660. In addition, Mr. Best held deferred restricted stock units of our Former Parent for which he received Arcosa deferred restricted stock units based on the same distribution ratio of one Arcosa share for every three shares of Trinity that the Trinity shareholders received. As of December 31, 2024, Mr. Best held 69,970 deferred restricted stock units of our Former Parent.
(4) In 2024, there were no above market earnings from the interest rate equivalent under the Director Deferred Plan.
(5) For each of Mr. Alvarado and Mses. Lubel, Piggott, and Trent, includes a matching contribution by Arcosa in his or her name pursuant to Arcosa’s matching gifts program. The maximum annual contribution that may be matched under that program is $5,000 per individual. Also includes dividend equivalents earned on phantom stock units for Mr. Lindsay.
(6) With Mr. Gafford's retirement as of May 8, 2024, cash fees were pro-rated.

65

Proposal Three	Table of Contents

Proposal Three Advisory Vote to Approve the Frequency of the Advisory Vote on Named Executive Officer Compensation
"Say-on-Pay" Frequency	In addition to providing shareholders with the opportunity to cast a “Say-on-Pay” advisory vote on the compensation of our NEOs, in accordance with SEC rules, we are also providing our shareholders with the opportunity to indicate how frequently we should seek an advisory vote on the compensation of our NEOs in the future. This non-binding advisory vote is commonly referred to as a “Say-on-Frequency” vote. Under this proposal, our shareholders may indicate whether they would prefer to have an advisory vote on executive compensation every one, two, or three years.
The HR Committee and the Board believe that the advisory vote on executive compensation should be conducted every year because we believe this frequency will enable our shareholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our Proxy Statement, leading to more meaningful and timely communication between Arcosa and its shareholders on the compensation of our NEOs.
Shareholders are not voting to approve or disapprove the Board’s recommendation. Instead, you may cast your vote on the preferred voting frequency by choosing any of the following four options with respect to this proposal: every 1 YEAR, every 2 YEARS, every 3 YEARS, or ABSTAIN.
The Say-on-Frequency vote is advisory, and therefore is not binding on the Company, the Board, or the HR Committee. However, the Board and the HR Committee value the opinions expressed by shareholders in their vote on this proposal and will consider the option that receives the most votes in determining the frequency of future advisory votes on compensation of our NEOs.
The Board recommends approval of the following resolution:
"RESOLVED, that the advisory vote relating to compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion, shall be conducted every 1 YEAR."

"FOR" The Board recommends that you vote FOR the option of every “1 YEAR,” on an advisory basis, as stated in the above resolution.

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Table of Contents	Proposal Four

Proposal Four Ratification of the Appointment of Ernst & Young LLP
Ernst & Young LLP	The Audit Committee has appointed Ernst & Young as the independent registered public accounting firm of Arcosa for the year ending December 31, 2025. Although the Amended and Restated Bylaws do not require that we seek shareholder ratification of the appointment of Ernst & Young as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain Ernst & Young. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of Arcosa and its shareholders.

Arcosa has been advised by Ernst & Young that the firm has no relationship with Arcosa or its subsidiaries other than that arising from the firm’s engagement as auditors, tax advisors, and consultants.

Arcosa has also been advised that representatives of Ernst & Young will be present at the Annual Meeting where they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

"FOR" The Board recommends that you vote FOR ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

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Report of the Audit Committee
We are a standing committee comprised of independent directors as "independence" is currently defined by SEC regulations and the applicable listing standards of the NYSE. The Board has determined that each of the members of the Audit Committee are "audit committee financial experts" as defined by applicable SEC rules. We operate under a written charter adopted by the Board. A copy of the charter is available on our website at ir.arcosa.com under the heading "Corporate Governance — Board Committees & Charters— Arcosa Audit Committee Charter."
We annually select Arcosa’s independent auditors. That recommendation is subject to ratification by Arcosa’s shareholders.
Management is responsible for Arcosa’s financial statements, internal controls, and the financial reporting process. The independent auditors are responsible for performing an independent audit of Arcosa’s consolidated and combined financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. As provided in our charter, our responsibilities include the monitoring and oversight of these processes.
Consistent with our charter responsibilities, we met and held discussions with management and the independent auditors. In this context, management and the independent auditors represented to us that Arcosa’s consolidated and combined financial statements for the fiscal year ended December 31, 2024 were prepared in accordance with U.S. Generally Accepted Accounting Principles. We reviewed and discussed the consolidated and combined financial statements with management and the independent auditors and discussed with the independent auditors matters required to be discussed by Auditing Standard No. 1301, "Communications with Audit Committees," issued by the Public Company Accounting Oversight Board ("PCAOB").
Arcosa’s independent auditors have also provided to us the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee, and we discussed with the independent auditors that firm’s independence. We also considered whether the provision of non-audit services is compatible with maintaining the independent auditors’ independence and concluded that such services have not impaired the auditors’ independence.
Based upon our reviews and discussions with management, Arcosa's internal auditors, and the independent auditors, and our review of the representation of management and the report of the independent auditors to the Audit Committee, we recommended to the Board that the audited consolidated and combined financial statements be included in Arcosa’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.
Audit Committee:
Jeffrey A. Craig, Chair
John W. Lindsay
Julie A. Piggott

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Fees of Independent Registered Public Accounting Firm for Fiscal Years 2024 and 2023
The following table presents fees for professional audit services rendered by Ernst & Young for the audits of Arcosa’s annual financial statements for the years ended December 31, 2024 and December 31, 2023, and fees for other non-audit services rendered by Ernst & Young during the periods.

	2024 ($)	2023 ($)
Audit fees	3,155,557	2,384,653
Audit-related fees	11,675	54,925
Tax fees	85,911	61,687
Services rendered by Ernst & Young in connection with fees presented above were as follows:
AUDIT FEES
Audit fees include fees and out-of-pocket costs associated with the annual audit of Arcosa’s consolidated financial statements; incremental audit procedures related to the Stavola and Ameron acquisitions; incremental audit procedures related to the divestiture of the Steel Components business; incremental audit procedures related to new systems implementation; incremental audit procedures and consultation services related to SEC filings; and statutory audits in Mexico and Europe.
AUDIT-RELATED FEES
Audit related fees are for services related to Arcosa's 401(k) plan and fees related to publications and online subscriptions.
TAX FEES
Tax fees include fees for general tax consultations, general state and local tax advisory services, general federal and international tax advisory services, and tax advice related to the work opportunity tax credit.
ALL OTHER FEES
Arcosa did not incur any other fees for the years ended December 31, 2024 and December 31, 2023.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
The Audit Committee has a policy for the pre-approval of all audit and permissible non-audit services provided by Ernst & Young. These services may include audit services, audit-related services, tax services, and other services. Under this policy, pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the services or category of services and includes an anticipated budget. In addition, the Audit Committee also may pre-approve services on a case-by-case basis. The Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee. Pursuant to this delegation, the Chair must report any pre-approval decision to the Audit Committee at its first meeting after the pre-approval was obtained. All services set forth in the table above were pre-approved by the Audit Committee before being rendered.

69

Security Ownership of Certain Beneficial Owners and Management
The following table presents the beneficial ownership of Arcosa’s Common Stock as of March 21, 2025 for (i) each person beneficially owning more than 5% of the outstanding shares of Arcosa’s Common Stock, (ii) each director and nominee for director of Arcosa, (iii) each executive officer of Arcosa listed in the Summary Compensation Table, and (iv) all of Arcosa’s directors and executive officers as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder possesses sole voting and investment power with respect to its, his or her shares. The business address of each of Arcosa’s directors and executive officers is c/o Arcosa, Inc., 500 N. Akard St., Suite 400, Dallas, Texas 75201.

Name	Amount and Nature of Ownership of Common Stock(1)		Percent of Class(2)

Directors:
Joseph Alvarado	17,263		*
Rhys J. Best	58,195		*
Jeffrey A. Craig	17,263		*
Steven J. Demetriou	9,943		*
John W. Lindsay	17,263		*
Kimberly S. Lubel	6,959		*
Julie A. Piggott	6,745		*
Melanie M. Trent	17,263		*
Named Executive Officers:
Antonio Carrillo	508,203		1.0%
Gail M. Peck	86,798		*
Kerry S. Cole	33,354		*
Jesse E. Collins, Jr.	26,108		*
Reid S. Essl	100,227		*
Bryan P. Stevenson	46,190		*
All Directors and Executive Officers as a Group (14 persons):	951,774		2.0%
Other 5% Owners:
Neuberger Berman Group LLC	2,480,248	(3)	5.1%
Dimensional Fund Advisors LP	2,861,140	(4)	5.9%
The Vanguard Group	5,549,618	(5)	11.4%
BlackRock, Inc.	7,642,039	(6)	15.7%
* Less than one percent (1%)
(1) Unless otherwise noted, all shares are owned directly, and the owner has the right to vote the shares, except for shares that officers and directors have the right to acquire through restricted stock units held as of March 21, 2025, or within 60 days thereafter, as follows: Best, 32,843; Carrillo, 78,670; Demetriou, 3,391; Lindsay, 9,357; Piggott, 5,761; Trent, 9,660; Peck, 16,480; Cole, 12,815; Collins, Jr., 11,272; Essl, 13,608; Stevenson, 9,357; and all directors and executive officers as a group, 203,214 shares. As of March 21, 2025, no directors or executive officers had any shares pledged as security.

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Table of Contents	Security Ownership of Certain Beneficial Owners and Management
(2) Percentage ownership is based on number of shares of Common Stock outstanding as of March 21, 2025.
(3) Neuberger Berman Group LLC ("Neuberger") and Neuberger Berman Investment Advisers LLC ("Neuberger Investment"), 1290 Avenue of the Americas, New York, NY 10104, reported to the SEC on Schedule 13G filed on October 4, 2024, that (i) Neuberger has shared voting power over 2,308,831 shares and shared dispositive power over 2,480,248 shares and (ii) Neuberger Investment has shared voting power over 2,298,340 shares and shared dispositive power over 2,449,741 shares.
(4) Dimensional Fund Advisors LP and its affiliates, 6300 Bee Cave Road, Building One, Austin, TX 78746, reported to the SEC on an Amendment to Schedule 13G filed on February 9, 2024, that it has sole voting power of 2,810,775 shares and sole dispositive power over 2,861,140 shares.
(5) The Vanguard Group and its affiliates, 100 Vanguard Blvd., Malvern, PA 19355, reported to the SEC on an Amendment to Schedule 13G filed on February 13, 2024, that it has shared voting power over 31,757 shares, sole dispositive power over 5,465,633 shares, and shared dispositive power over 83,985 shares.
(6) BlackRock, Inc. and its affiliates, 50 Hudson Yards, New York, NY 10001, reported to the SEC on an Amendment to Schedule 13G filed on January 22, 2024, that it has sole voting power over 7,530,276 shares and sole dispositive power over 7,642,039 shares.

71

Additional Information
Shareholder Proposals for the 2026 Proxy Statement
Shareholder proposals to be presented at the 2026 Annual Meeting of Shareholders, for inclusion in Arcosa’s Proxy Statement and form of proxy relating to the meeting pursuant to SEC Rule 14a-8, must be received by Arcosa at its offices in Dallas, Texas, addressed to the Corporate Secretary of Arcosa, no later than November 26, 2025. Upon timely receipt of any such proposal, Arcosa will determine whether or not to include such proposal in the Proxy Statement and form of proxy in accordance with applicable regulations and provisions governing the solicitation of proxies. In addition, shareholders who intend to solicit proxies in support of director nominees other than Arcosa’s nominees must comply with the requirements of SEC Rule 14a-19.
Director Nominations or Other Business for Presentation at the 2026 Annual Meeting
Our Amended and Restated Bylaws establish advance notice procedures with regard to director nominations and shareholder proposals that are not submitted for inclusion in Arcosa's Proxy Statement, but that a shareholder instead wishes to present directly at an annual meeting. These procedures provide, generally, that shareholders desiring to place in nomination persons for directors and/or bring a proper subject of business before an annual meeting must do so by a written notice timely received (on or before February 13, 2026, but no earlier than January 14, 2026, for the 2026 Annual Meeting of Shareholders) to the Corporate Secretary of Arcosa. Shareholders should review the specific procedures set forth in the Amended and Restated Bylaws and SEC Rule 14a-19 regarding the exact information required. Copies of the Amended and Restated Bylaws are available from the Corporate Secretary at Arcosa, 500 N. Akard St., Suite 400, Dallas, TX 75201.
Annual Report on Form 10-K
Arcosa will provide by mail, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2024 (not including exhibits and documents incorporated by reference), the Proxy Statement for this Annual Meeting, and the annual report and proxy materials for future annual meetings (once available) at your request. Please direct all requests to Mark J. Elmore, Vice President and Corporate Secretary, Arcosa, Inc., 500 N. Akard St., Suite 400, Dallas, Texas 75201. These materials also are available on our website at ir.arcosa.com or at the website of the SEC at www.sec.gov.

72

Questions and Answers About the Meeting
Q:    How do I vote during the Annual Meeting?
A:    Shareholders may vote their shares electronically online during the Annual Meeting. If you choose to vote your shares online during the meeting, please follow the instructions posted at www.virtualshareholdermeeting.com/ACA2025. You will need the 16-digit control number included on your Proxy Card or voting instruction form. Voting electronically online during the Annual Meeting will replace any previous votes.
Whether or not you plan to attend the virtual meeting, we encourage you to vote by proxy as soon as possible. Your shares will be voted in accordance with your instructions.
Q:    How do I ask questions during the Annual Meeting?
A:    Shareholders may submit pertinent questions prior to or during the meeting, and questions will be answered during the meeting, subject to time constraints. For more information on how to submit pertinent questions, please follow the instructions posted at www.virtualshareholdermeeting.com/ACA2025.
Q:    Who is entitled to vote and how many votes do I have?
A:    The outstanding voting securities of Arcosa consist of shares of Common Stock, $0.01 par value per share. The record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting, or any postponement or adjournment thereof, has been established by the Board as the close of business on March 21, 2025. At that date, 48,775,761 shares of Common Stock were outstanding and entitled to be voted. A holder of Common Stock will be entitled to one vote per share on each matter properly brought before the Annual Meeting.
Q:    Why did I receive a Notice of Internet Availability of Proxy Materials?
A:    In order to both save money and protect the environment, we have elected to provide access to our proxy materials and the 2024 Annual Report on the internet instead of mailing the full set of printed proxy materials, in accordance with the rules of the SEC for the electronic distribution of proxy materials. Proxy materials and/or the Notice are being first released or mailed to shareholders on or about April 1, 2025. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request it. Instead, the Notice instructs you on how to obtain and review all of the important information contained in the Proxy Statement and the 2024 Annual Report. The Notice also instructs you on how to submit your proxy over the internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.
Q:    What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares?
A:    Shareholder of Record or Registered Shareholder. If your shares of Common Stock are registered directly in your name with our transfer agent, you are considered a "shareholder of record" or a "registered shareholder" of those shares.
Beneficial Owner of Shares. If your shares are held in an account at a bank, brokerage firm, or other similar organization, then you are a beneficial owner of shares held in "street name." In that case, you will have received these proxy materials from the bank, brokerage firm, or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm, or similar organization as to how to vote the shares held in your account.

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Questions and Answers About the Meeting	Table of Contents
Q:    How do I vote if I am a shareholder of record?
A:    In Advance by Telephone or Internet. All shareholders of record can vote by telephone using the toll-free telephone number on the Notice or Proxy Card, via the internet at www.proxyvote.com, or via smart phone using the QR code on your Notice or Proxy Card, and using the procedures and instructions described on the Notice or Proxy Card. You will need the 16-digit control number provided in your proxy materials.
In Advance by Written Proxy. If you are a shareholder of record and receive a Notice card, you may request a written Proxy Card by following the instructions included in the Notice.
Virtually During the Meeting. All shareholders of record may vote by attending the meeting virtually at www.virtualshareholdermeeting.com/ACA2025.
Whether or not you plan to attend the meeting, we encourage you to vote by proxy as soon as possible. Your shares will be voted in accordance with your instructions.
Q:    How do I vote if I am a beneficial owner of shares?
A:    As the beneficial owner, you have the right to direct your broker on how to vote the shares in your account. Your broker should give you instructions for voting your shares by internet, telephone, mail, or smart phone. As a beneficial owner, you are invited to virtually attend the Annual Meeting, but you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker giving you the legal right to vote the shares virtually during the Annual Meeting.
Q:    Who will vote my shares during the Annual Meeting and how will they vote my shares if I provide voting instructions and/or grant my proxy?
A:    The persons named as proxies in the Proxy Card or electronic voting form will vote your shares according to your instructions. If you sign and return your Proxy Card but do not make any of the selections, the named proxies will vote your shares: (i) FOR election of the director nominees as set forth in this Proxy Statement; (ii) FOR approval, on an advisory basis, of the compensation of Arcosa’s NEOs as disclosed in these materials; (iii) FOR approval, on an advisory basis, the frequency of the advisory vote on the compensation of Arcosa's NEOs for every ONE year; and (iv) FOR ratification of Ernst & Young as the independent registered public accounting firm of Arcosa for the year ending December 31, 2025.
Q:    What is a Broker Non-Vote?
A:    A "broker non-vote" occurs when a broker submits a proxy for the meeting with respect to a discretionary, or routine, matter but does not have the authority to vote on non-discretionary matters because the beneficial owner did not provide voting instructions on those matters.
Under NYSE rules, the proposal to ratify the appointment of Ernst & Young as the independent registered public accounting firm for the year ending December 31, 2025 (Proposal 4) is considered a "discretionary" or "routine" item. This means that brokerage firms may vote in their discretion on behalf of clients (beneficial owners) who have not furnished voting instructions. In contrast, all of the other proposals set forth in this Proxy Statement are "non-discretionary" or "non-routine" items—brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.
Q:    Can I change or revoke my vote?
A:    If you are a registered shareholder, any subsequent vote you cast will replace your earlier vote. This applies whether you cast your vote by executing a Proxy Card bearing a later date, vote by telephone, internet, or smart phone, or by virtually attending the Annual Meeting and submitting your vote virtually during the Annual Meeting. The proxy may be revoked at any time before it is exercised by filing with Arcosa a written revocation addressed to the Corporate Secretary.
If you hold your shares in street name, you must contact your broker, bank, or other nominee for specific instructions on how to change or revoke your vote.

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Table of Contents	Questions and Answers About the Meeting
Q:    What constitutes a "quorum" for the meeting?
A:    The presence, in person or by proxy, of the holders of record of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting, but if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained.
Q:    What is the voting requirement to approve each of the proposals, and how are votes counted?
A:

Proposal	Description	Votes Required for Approval	Effect of Abstention

1	Election of Nominated Directors	Affirmative vote of a majority of the votes cast for the election of directors during the virtual Annual Meeting
An abstention will not count as a vote cast and therefore will not affect the outcome of the vote.
An incumbent director nominee who is not elected is required to tender his or her resignation, which will be accepted or rejected by the Board as more fully described in "Proposal 1 - Election of Nominated Directors."

2	Advisory vote to approve named executive officer compensation	Affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter	An abstention will effectively count as a vote cast against this proposal.

3	Advisory vote to approve the frequency of the advisory vote on named executive officer compensation	Number of years (1, 2, or 3) receiving the highest number of votes cast	An abstention will not count as a vote cast and therefore will not affect the outcome of the vote.

4	Ratification of Ernst & Young as independent registered public accounting firm for the year ending December 31, 2025	Affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter	An abstention will effectively count as a vote cast against this proposal.

Cumulative voting is not permitted in the election of directors. Shares of a shareholder who abstains from voting on any or all proposals will be included for the purpose of determining the presence of a quorum. Broker non-votes on any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote will be treated as votes not cast or as shares not entitled to vote with respect to that matter and will not affect the outcome of the vote. However, such shares will be considered present and entitled to vote for quorum purposes so long as they are entitled to vote on at least one other matter.
Q:    Who pays for the solicitation of proxies?
A:    The cost of soliciting proxies will be borne by Arcosa. In addition to the use of postal services or the internet, proxies may be solicited by directors, officers, and employees of Arcosa (none of whom will receive any additional compensation for any assistance they may provide in the solicitation of proxies) in person or by telephone. Arcosa has hired Georgeson, Inc. to assist in the solicitation of proxies at an estimated cost of $16,000 plus expenses.
Q:    What does it mean if I receive more than one Notice, Proxy Card, or voting instructions?
A:    This means that you have multiple accounts in which you own our Common Stock. Please vote all Notices, Proxy Cards, or voting instructions from us to ensure that all of your shares of Common Stock are voted.

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Questions and Answers About the Meeting	Table of Contents
Q:    What is "householding"?
A:    In order to reduce expenses, we are taking advantage of certain SEC rules, commonly known as "householding," that permit us to deliver, in certain cases, only one Notice, Annual Report, or Proxy Statement, as applicable, to multiple shareholders sharing the same address, unless we have received contrary instructions from one or more of the shareholders. If you received a householded mailing this year and would like to have additional copies of the Notice, the 2024 Annual Report, Proxy Statement, or other proxy materials sent to you, please submit your request directed to our Corporate Secretary, Arcosa, Inc., 500 N. Akard St., Suite 400, Dallas, TX 75201, or by telephone at 972-942-6500. If you hold your stock in street name, you may revoke your consent to householding at any time by notifying your broker.
If you are currently a shareholder sharing an address with another of our shareholders and wish to have your future proxy statements and annual reports householded, or your materials are currently householded and you would prefer to receive separate materials in the future, please contact our Corporate Secretary at the above address or telephone number.

76

Other Business
Management of Arcosa is not aware of other business to be presented for action at the Annual Meeting; however, if other matters are properly presented for action at the meeting, it is the intention of the persons named as proxies in the Proxy Card or electronic voting form to vote in accordance with their judgment on such matters.
By Order of the Board of Directors,
MARK J. ELMORE
Vice President & Corporate Secretary
April 1, 2025

77

Annex A Reconciliation of Non-GAAP Financial Measures
This Proxy Statement contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). This non-GAAP financial information is provided as supplemental information for investors and is not in accordance with, or an alternative to, GAAP. Additionally, these non-GAAP measures may be different than similar measures used by other companies.
Reconciliations of each of the non-GAAP financial measures to the closest GAAP measure are set forth in the tables below.
ENTERPRISE ADJUSTED EBITDA AND MARGIN
($ in millions)
"Enterprise Adjusted EBITDA" is defined solely for purposes of this Proxy as enterprise operating income (loss) from continuing operations before interest, income taxes, depreciation, depletion, and amortization, extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gains or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction expenses and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, the impact of changes in accounting rules, any changes to federal, state, or local tax laws that impact the Company's tax liability, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate. GAAP does not define Enterprise Adjusted EBITDA and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use Enterprise Adjusted EBITDA in this Proxy to assess the operating performance of our consolidated business, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry, we believe Enterprise Adjusted EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items which can vary significantly depending on many factors. "Enterprise Adjusted EBITDA Margin” is defined as Enterprise Adjusted EBITDA divided by Revenues.

	Year Ended December 31,
	2024	2023	2022	2021	2020
Revenues	$2,569.9	$2,307.9	$2,242.8	$2,036.4	$1,935.6
Net Income	93.7	159.2	245.8	69.6	106.6
Add (Less):
Interest expense, net	63.4	23.4	29.9	23.4	10.2
Provision for income taxes	36.3	36.7	70.4	14.0	31.6
Depreciation, depletion, and amortization expense(1)	195.0	159.5	154.1	144.3	114.5
(Gain) loss on sale of businesses	2.1	(6.4)	(189.0)	—	—
Impact of acquisition and divestiture-related expenses(2)	46.5	2.2	11.0	20.1	10.3
Benefit from reduction in holdback obligation	—	(5.0)	—	—	—
Impairment charge	5.8	—	—	2.9	7.1
Legal settlement	—	—	—	8.7	—
Other, net (income) expense	4.2	(2.0)	2.9	0.3	3.4
Enterprise Adjusted EBITDA	$447.0	$367.6	$325.1	$283.3	$283.7
Enterprise Adjusted EBITDA Margin	17.4%	15.9%	14.5%	13.9%	14.7%
(1) Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.
(2) Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

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Annex A	Table of Contents
ADJUSTED SEGMENT EBITDA
($ in millions)
"Segment EBITDA" is defined as segment operating profit plus depreciation, depletion, and amortization. "Adjusted Segment EBITDA" is defined solely for purposes of this Proxy as Segment EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define Segment EBITDA or Adjusted Segment EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including segment operating profit. We use Adjusted Segment EBITDA in this Proxy to assess the operating performance of our businesses, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry we believe Adjusted Segment EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items, which can vary significantly depending on many factors.

	Year Ended December 31,
	2024	2023	2022
Construction Products
Revenues	$1,105.1	$1,001.3	$923.5
Operating Profit	133.9	138.6	96.5
Add: Depreciation, depletion, and amortization expense(1)	134.7	111.7	102.7
Segment EBITDA	268.6	250.3	199.2
Less: Gain on sale of businesses	(5.0)
Add: Impact of acquisition and divestiture-related expenses(2)	12.2	—	—
Less: Benefit from reduction in holdback obligation	—	(5.0)	—
Add: Impairment charge	5.8
Adjusted Segment EBITDA	281.6	245.3	199.2
Engineered Structures
Revenues	1,047.3	873.5	1,002.0
Operating Profit	126.4	95.7	307.0
Add: Depreciation and amortization expense(1)	45.4	26.6	30.5
Segment EBITDA	171.8	122.3	337.5
Add: Impact of acquisition and divestiture-related expenses(2)	1.6	—	0.6
Add: Impairment charge	—	—	—
Less: Gain on sale of storage tanks business	(14.5)	(6.4)	(189.0)
Adjusted Segment EBITDA	158.9	115.9	149.1
Transportation Products
Revenues	417.6	433.5	317.3
Operating Profit	30.2	45.8	11.5
Add: Depreciation and amortization expense	12.6	16.0	15.8
Segment EBITDA	42.8	61.8	27.3
Add: (Gain) Loss on sale of business	21.6	—	—
Adjusted Segment EBITDA	64.4	61.8	27.3
Operating Loss - Corporate	(92.9)	(62.8)	(66.0)
Add: Impact of acquisition and divestiture-related expenses - Corporate(2)	32.7	2.2	10.4
Add: Legal settlement	—	—	—
Add: Corporate depreciation expense	2.3	5.2	5.1
Enterprise Adjusted EBITDA	$447.0	$367.6	$325.1
(1) Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.
(2) Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

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Table of Contents	Annex A
ADJUSTED EBITDA EXCLUDING CORPORATE COSTS
($ in millions)
"Adjusted EBITDA excluding Corporate Costs" is defined as Adjusted EBITDA (trailing twelve months) plus corporate costs. We use Adjusted EBITDA excluding Corporate Costs in this Proxy to show the progress of advancing our long-term vision.

	Year Ended December 31,
	2024	2023
Adjusted EBITDA (trailing twelve months)(1)	$515.1	$367.6
Add: Operating Loss - Corporate	92.9	62.8
Less: Impact of acquisition and divestiture-related expenses - Corporate(2)	(32.7)	(2.2)
Less: Corporate depreciation expense	(2.3)	(5.2)
Less: Land Sale	—	(22.0)
Enterprise Adjusted EBITDA Excluding Corporate Costs	$573.0	$401.0

(1) 2024 Adjusted EBITDA includes an upward pro forma adjustment for Ameron, acquired on April 9, 2024 of $5.0 million, which reflects an amount equal to 25% of Ameron's historical Adjusted EBITDA for the twelve months ended December 31, 2023 of $19.8 million, as previously disclosed, to approximate the three-month pro forma impact on our Adjusted EBITDA as if the acquisition had occurred on December 31, 2023. Adjusted EBITDA includes an upward pro forma adjustment for Stavola, acquired on October 1, 2023, of $71.2 million, which was Stavola's Adjusted EBITDA for the nine months ended September 31, 2024 to reflect the nine-month pro forma impact on our Adjusted EBITDA as if the acquisition had occurred on December 31, 2023. Also included is a $8.0 million downward pro forma adjustment to exclude Adjusted EBITDA from the steel components business during the period, which was divested on August 16, 2024.
(2) Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

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Annex A	Table of Contents
GROUP ADJUSTED EBITDA AND MARGIN
($ in millions)
"Group Adjusted EBITDA" is defined solely for purposes of this Proxy as group operating profit (loss) from continuing operations before interest, income taxes, depreciation, depletion, and amortization, extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gains or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction expenses and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, the impact of changes in accounting rules, any changes to federal, state or local tax laws that impact the Company's tax liability, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate. GAAP does not define Group Adjusted EBITDA and it should not be considered as alternatives to earnings measures defined by GAAP, including operating profit. We use Group Adjusted EBITDA as a metric for incentive-based compensation. “Group Adjusted EBITDA Margin” is defined as Group Adjusted EBITDA divided by Revenues for the Group.

Year Ended December 31, 2024 ($)

Kerry Cole Group
Revenues	1,097.8
Operating Profit	128.4
Add: Depreciation and amortization expense (1)	42.1
Add: Impact of acquisition and divestiture-related expenses (2)	1.6
Less: Gain on sale of business	(14.5)
Group Adjusted EBITDA	157.6
Group Adjusted EBITDA margin	14.4%
Jesse Collins Group
Revenues	494.3
Operating Profit	54.0
Add: Depreciation and amortization expense (1)	20.6
Add: Loss on sale of business	21.6
Add: Loss on sale of wind tax credits	2.7
Group Adjusted EBITDA	98.9
Group Adjusted EBITDA margin	20.0%
Reid Essl Group
Revenues	977.9
Less: Stavola Revenue	(78.2)
Revenues excluding Stavola	899.7
Operating Profit	108.1
Add: Depreciation, depletion, and amortization expense (1)	130.0
Add: Impact of acquisition and divestiture-related expenses (2)	12.2
Less: Gain on sale of business	(5.0)
Add: Impairment charge	5.8
Less: Stavola EBITDA	(27.1)
Group Adjusted EBITDA	224.0
Group Adjusted EBITDA margin (3)	24.9%
(1) Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.
(2) Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.
(3) Group Adjusted EBITDA margin calculated using Revenues excluding Stavola.

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Table of Contents	Annex A
PRE-TAX RETURN ON CAPITAL
($ in millions)
"Pre-Tax Return on Capital" is defined solely for purposes of this Proxy as Enterprise Adjusted EBITDA (as defined above) divided by ((Current Assets - Current Liabilities + Current Portion of Long-Term Debt) + Net Plant, Property and Equipment). Balance Sheet items will be calculated using an average of 5 points (beginning of Q1, End of Q1, End of Q2, End of Q3, End of Q4). GAAP does not define Pre-Tax Return on Capital and it should not be considered as alternatives to earnings measures defined by GAAP, including operating profit and net income. We use Pre-Tax Return on Capital in this Proxy to assess the operating returns of our business, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value.

	As of
	Dec 31, 2023	March 31, 2024	June 30, 2024	Sept 30, 2024	Dec 31, 2024
Current assets	$912.0	$993.7	$990.9	$1,559.7	$954.0
Property, plant, and equipment, net	1,336.3	1,358.1	1,415.3	1,381.5	2,129.4
Current liabilities	(431.2)	(434.9)	(429.4)	(432.3)	(516.0)
Current portion of long-term debt	6.8	6.6	6.6	4.1	12.1
AMP Tax Credit receivable, net	(0.6)	0.1	(9.2)	(18.7)	(30.3)
Proceeds from Senior Note	—	—	—	(593.3)	—
Total	1,823.3	1,923.6	1,974.2	1,901.0	2,549.2
5-quarter average					2,034.3
Trailing twelve month Enterprise Adjusted EBITDA					447.0
AMP Tax Credit, net					(37.5)
Trailing twelve month Enterprise Adjusted EBITDA excluding AMP Tax Credit					$409.6
Pre-Tax Return on Capital					20.1%

	As of
	Dec 31, 2022	March 31, 2023	June 30, 2023	Sept 30, 2023	Dec 31, 2023
Current assets	$856.8	$912.9	$975.1	$951.5	$912.0
Property, plant, and equipment, net	1,199.6	1,209.7	1,233.2	1,254.6	1,336.3
Current liabilities	(367.7)	(380.4)	(420.8)	(405.1)	(431.2)
Current portion of long-term debt	14.7	14.9	16.1	6.8	6.8
AMP Tax Credit receivable, net	—	(3.2)	(9.1)	(14.7)	(0.6)
Total	1,703.4	1,753.9	1,794.5	1,793.1	1,823.3
5-quarter average					1,773.6
Trailing twelve month Enterprise Adjusted EBITDA					367.6
AMP Tax Credit, net					(25.3)
Trailing twelve month Enterprise Adjusted EBITDA excluding AMP Tax Credit					$342.3
Pre-Tax Return on Capital					19.3%

A-5

Annex A	Table of Contents

	As of
	Dec 31, 2021	March 31, 2022	June 30, 2022	Sept 30, 2022	Dec 31, 2022
Current assets	$767.9	$841.6	$871.3	$922.8	$856.8
Property, plant, and equipment, net	1,201.9	1,196.4	1,178.3	1,171.4	1,199.6
Current liabilities	(364.0)	(403.7)	(416.4)	(423.4)	(367.7)
Current portion of long-term debt	14.8	14.2	13.6	13.9	14.7
Total	1,620.6	1,648.5	1,646.8	1,684.7	1,703.4
5-quarter average					1,660.8
Trailing twelve month Enterprise Adjusted EBITDA					$325.1
Pre-Tax Return on Capital					19.6%
ADJUSTED EPS
"Adjusted Earnings Per Share" or "Adjusted EPS" is defined solely for purposes of this Proxy as reported diluted earnings (loss) per share from continuing operations before extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gains or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction and separation expenses, and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, any changes to federal, state, or local tax laws that impact the Company's tax liability, the impact of changes in accounting rules, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate. GAAP does not define "Adjusted EPS" and it should not be considered as an alternative to earnings measures defined by GAAP, including diluted EPS. We use this metric in this Proxy to assess the operating performance of our consolidated business. We adjust diluted EPS for certain items that are not reflective of the normal operations of our business to provide investors with what we believe is a more consistent comparison of earnings performance from period to period.

	Year Ended December 31,
	2024	2023	2022
EPS	$1.91	$3.26	$5.05
(Gain) loss on sale of businesses	0.03	0.02	(3.03)
Impact of acquisition and divestiture-related expenses(1)	0.99	0.03	0.17
Benefit from reduction in holdback obligation	—	(0.08)	—
Impact of AMP Tax Credit	(0.83)	(0.53)	—
Impairment charge	0.09	—	—
Adjusted EPS	$2.19	$2.70	$2.19
(1) Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

A-6

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V65813-P22649

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARCOSA, INC.

The Board of Directors recommends that you vote FOR the following:

Nominees:	**For**	**Against**	**Abstain**
1a. Joseph Alvarado	☐	☐	☐
1b. Rhys J. Best	☐	☐	☐
1c. Antonio Carrillo	☐	☐	☐
1d. Jeffrey A. Craig	☐	☐	☐
1e. Steven J. Demetriou	☐	☐	☐
1f. John W. Lindsay	☐	☐	☐
1g. Kimberly S. Lubel	☐	☐	☐
1h. Julie A. Piggott	☐	☐	☐
1i. Melanie M. Trent	☐	☐	☐

The Board of Directors recommend that you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. Advisory vote to approve named executive officer compensation.	☐	☐	☐

The Board of Directors recommend that you vote 1 YEAR on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
3. Advisory vote to approve the frequency of the advisory vote on named executive officer compensation.	☐	☐	☐	☐

The Board of Directors recommend that you vote FOR the following proposal:	**For**	**Against**	**Abstain**
4. Ratification of Ernst & Young LLP as Arcosa's independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐

AND such other business as may properly come before the meeting or any adjournment or postponement thereof.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V65814-P22649

ARCOSA, INC.
Annual Meeting of Shareholders
Wednesday, May 14, 2025 at 8:30 a.m. CDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Antonio Carrillo, Bryan Stevenson, and Mark Elmore, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Arcosa, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at **www.virtualshareholdermeeting.com/ACA2025** on Wednesday, May 14, 2025, at 8:30 a.m. CDT and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side